Exhibit 10.14.1

Confidential Treatment Requested by CBOT Holdings, Inc.

EXECUTION

AMENDED AND RESTATED

SOFTWARE LICENSE AGREEMENT

This Amended and Restated Software License Agreement (this “Agreement”), dated as of August 3, 2004, is among LIFFE ADMINISTRATION AND MANAGEMENT, a company incorporated in England and Wales (“LIFFE”), and BOARD OF TRADE OF THE CITY OF CHICAGO, INC., a Delaware corporation (the “CBOT”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Section 1.

RECITALS

A.    LIFFE has devised and developed an automated derivatives trading and order matching system known as “LIFFE CONNECT®” to facilitate the trading of certain securities, futures, and options contracts.

B.    LIFFE and the CBOT have heretofore entered into a Software License Agreement dated as of January 10, 2003 (the “Original SLA” and January 10, 2003, the “Original SLA Effective Date”), whereby LIFFE agreed to license to the CBOT the right (a) to use and/or access certain software components of the LIFFE CONNECT system, any Upgrades as LIFFE may provide pursuant to the Managed Services Agreement, and any software that may be developed or provided by LIFFE pursuant to the Development Services Agreement and/or the Managed Services Agreement; and (b) to sublicense the right to use and/or access the API and/or other Interfaces to CBOT Members, Independent Software Vendors, Quote Vendors, and other Persons wishing to participate in the CBOT Electronic Exchange.

C.    LIFFE and the CBOT also entered into a Development Services Agreement, dated as of March 5, 2003 (the “Development Services Agreement”), whereby LIFFE agreed to provide to the CBOT a variety of services supporting the creation and implementation of LIFFE CONNECT as a platform for the CBOT Electronic Exchange.

D.    As of May 13, 2003, LIFFE and the CBOT entered into a Managed Services Agreement (the “Original MSA”), pursuant to which LIFFE has agreed to provide to the CBOT a variety of information technology, operational, and other services supporting the ongoing operation of LIFFE CONNECT as a platform for the CBOT Electronic Exchange.

E.    LIFFE and the CBOT further entered into a Relocation Services Agreement, dated as of August 15, 2003 (the “Relocation Services Agreement”), whereby LIFFE has agreed to establish a LIFFE data centre in a specified location in Chicago, Illinois and, commencing upon a yet to be determined date, to provide to the CBOT a variety of additional services supporting the creation, implementation and future operation of such data centre.

F.    Subsequent to the execution of the agreements described above, the CBOT requested that LIFFE (i) permit the CBOT to utilize the Trading System to host electronic trading of certain derivatives products listed by one or more of the Minneapolis Grain Exchange, The Board of Trade of Kansas City, Missouri, Inc. and Winnipeg Commodity Exchange Inc., a wholly owned subsidiary of WCE Holdings Inc. (each, a “Hosted Exchange” and, collectively, the “Hosted Exchanges”); and (ii) provide to the CBOT various services in relation to such hosting (the “Hosting Arrangement”).

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

G.    Furthermore, as of April 23, 2004, LIFFE and the CBOT entered into Amendment No. 1 to the Software License Agreement, pursuant to which the CBOT is permitted to offer [**], futures and options on futures for trading via the Licensed Technology (the “[**] Arrangement”).

H.    To accommodate the Hosting Arrangement, incorporate into the main body of such document the terms of Amendment No. 1 to the Software License Agreement, and to effect other amendments to the Original SLA agreed by LIFFE and the CBOT, LIFFE and the CBOT desire to amend and restate the Original SLA on the terms and conditions set forth in this Agreement.

I.    As of the Amendment Effective Date, LIFFE and the CBOT are additionally entering into an Amended and Restated Managed Services Agreement (the “Managed Services Agreement”) to accommodate the Hosting Arrangement and effect additional amendments to the Original MSA agreed by LIFFE and the CBOT.

J.    This Agreement is supplemental to and shall be read in conjunction with the Managed Services Agreement and, to the extent applicable, the Development Services Agreement and the Relocation Services Agreement.

In consideration of the recitals and the mutual covenants and agreements hereinafter set forth, the Parties hereto (each a “Party” and collectively the “Parties”) agree as follows:

AGREEMENT

1.	Definitions

In this Agreement, the following expressions shall mean, respectively:

“AAA” shall have the meaning set forth in Section 20.3.

“AAA Rules” shall have the meaning set forth in Section 20.3.

“Affiliate” means any Person that, directly or indirectly, controls, is controlled by or is under common control with a specified Person.

“Agreement” shall have the meaning set forth above.

“Amendment Effective Date” shall mean August 3, 2004.

“Amendment No. 7” shall have the meaning set forth in Section 25.

“API” means the LIFFE CONNECT application programming interface from a Trading Application to the Trading Host.

“Arbitration Fees” shall have the meaning set forth in Section 20.3.7.

“Auditor” shall have the meaning set forth in Section 3.2.2.2.

“[**] Arrangement” shall have the meaning set forth in Recital G above.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

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OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“[**] Arrangement Effective Date” means April 23, 2004.

“[**] Royalty” shall have the meaning set forth in Schedule I, Part 3.

“[**] Termination” shall have the meaning set forth in Section 13.4.

“Bug Fixes” means any patch or other changes or modifications created for the primary purpose of remedying a defect in the Software.

“Business Day” means any calendar day other than any Saturday, Sunday, U.S. bank holiday, and U.K. public or bank holiday.

“CBOT [**] Market Data” means any representation that conveys, either directly or indirectly, information and data pertaining to CBOT [**] Products traded on the CBOT Trading Facility, including, but not limited to, market prices of such futures or options on futures, trade prices, opening and closing price ranges, high-low prices, settlement prices, estimated and actual contract volume, information regarding market activity including exchange for physical transactions and other off-exchange trades, best bid, best offer, the size of the best bid or best offer or a discrete number of best bids and best offers then pending on the CBOT Trading Facility, along with the corresponding size of each bid and offer.

“CBOT [**] Products” means [**] futures and options on futures listed on the CBOT Electronic Exchange and/or on the CBOT Open Outcry Facility.

“CBOT [**] Trading Fees” means fees for the provision of trade matching services in respect of trades of CBOT [**] Products matched on the CBOT Trading Facility. CBOT [**] Trading Fees do not include:

(a)    [**];

(b)    [**]; or

(c)    [**]:

(i)    [**],

(ii)    [**],

(iii)    [**] or

(iv)    [**].

“CBOT [**] Trading Fee Revenue” means the CBOT [**] Trading Fees received by the CBOT, [**] with respect to (a) trades of CBOT [**] Products matched on the CBOT Trading Facility and/or (b) the CBOT [**] Trading Fees, as applicable. CBOT [**] Trading Fee Revenue shall not be less than [**].

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“CBOT Controlled Sites” means those locations comprising the CBOT’s Premises and premises owned or controlled by any Market Participant (including any Hosted Exchange and any Hosted Exchange Participants).

“CBOT Electronic Exchange” means the electronic facility for the trading of (a) derivatives products listed from time to time by the CBOT in its capacity as a derivatives exchange, and (b) Hosted Products.

“CBOT Indemnitees” shall have the meaning set forth in Section 18.1.

“CBOT Market Data” means any representation that conveys, either directly or indirectly, information and data pertaining to futures and/or options traded on the CBOT Electronic Exchange, including, but not limited to, market prices of such futures or options, opening and closing price ranges, high-low prices, settlement prices, estimated and actual contract volume, information regarding market activity including exchange for physical transactions, best bid, best offer, the size of the best bid or best offer or a discrete number of best bids and best offers then pending on the CBOT Electronic Exchange along with the corresponding size of each bid and offer.

“CBOT Member” means any Person authorized by the CBOT to trade on the CBOT Electronic Exchange, excluding any Hosted Exchange Member who is not authorized by the CBOT to trade CBOT Products.

“CBOT Open Outcry Facility” means the open outcry facility for the trading of derivatives products listed from time to time by the CBOT in its capacity as a derivatives exchange.

“CBOT Parties” shall have the meaning set forth in Section 18.2(b).

“CBOT’s Premises” means those locations owned or controlled by the CBOT, including such locations used by the CBOT for disaster recovery for CBOT Technology.

“CBOT Products” means those products, other than Hosted Products, listed on the CBOT Electronic Exchange.

“CBOT Property” shall have the meaning set forth in Section 14.2.

“CBOT Technology” means, collectively, (a) any software or equipment (other than Equipment) or other technology that is (i) owned by the CBOT, (ii) licensed to the CBOT by a Person other than LIFFE, or (iii) used by a clearing organization to process or clear contracts traded on the CBOT Electronic Exchange and neither owned by LIFFE nor licensed to LIFFE or any Person acting on LIFFE’s behalf; and (b) any Hosted Exchange Technology.

“CBOT Trading Facility” means, collectively, the CBOT Electronic Exchange and the CBOT Open Outcry Facility, as applicable.

“CFTC” means the United States Commodity Futures Trading Commission.

“Change Control Procedures” shall have the meaning ascribed thereto in the Managed Services Agreement.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“Change Request” shall have the meaning ascribed thereto in the Managed Services Agreement.

“Claim” shall have the meaning set forth in Section 18.1.

“Clearing Fees” means those fees assessed in respect of the provision of clearing services.

“Closing Date” shall have the meaning set forth in Section 6.7.

“Confidential Information” shall have the meaning set forth in Section 15.1.

“Connection Services Charges” shall have the meaning ascribed thereto in the Managed Services Agreement.

“Contractor” shall have the meaning set forth in the Interface Sublicense Agreement.

“Control” or “control” means the possession, direct or indirect, of fifty percent (50%) or more of the equity interests of another Person or the power otherwise to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

“Core Network” shall have the meaning ascribed thereto in the Managed Services Agreement.

“Delegate” means a Person who has leased a CBOT membership from a CBOT Member in accordance with CBOT rules and is thereby subject to the transaction fees applicable to Delegates with respect to the CBOT mini-Eurodollar futures contract.

“Development Services Agreement” shall have the meaning set forth in Recital C above.

“Development Services Deliverables” means any software and/or documentation provided to the CBOT by LIFFE pursuant to any Development Services Agreement, which software and/or documentation has been accepted by the CBOT pursuant to the terms of such Development Services Agreement.

“Disputes” shall have the meaning set forth in Section 20.1.

“Documentation” means, collectively, the operating manuals, user instructions, technical literature, and other documentation supplied by LIFFE to the CBOT and/or any Hosted Exchange or Market Participant for purposes of assisting use of and/or access to the Software, including such documentation set forth in Part 2 of Schedule A.

“[**] Contract” means that [**] futures contract described by the specifications attached hereto as Schedule J, as such specifications may be amended or modified from time to time by the CBOT in its discretion.

“Electronic Volume” shall have the meaning set forth in Paragraph 4.1(a) of Schedule I.

“Equipment” means the computer hardware, including processors, memory, discs, screens, printers, routers, and hubs, to be used with the Software, as provided in accordance with either the

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Managed Services Agreement, the Development Services Agreement, or the Relocation Services Agreement.

“Escrow Agreement” shall have the meaning set forth in Section 8.

“eSpeed” means eSpeed, Inc., a corporation organized and existing under the laws of the State of Delaware, having a place of business at 299 Park Avenue, 29th Floor, New York, New York 10171-0002.

“eSpeed Covenants” means Attachment A to the letter agreement between the CBOT and eSpeed dated January 7, 2004, a copy of which is attached as Schedule K hereto.

“Euronext.liffe Exchanges” means, collectively, the market administered by LIFFE and all other derivatives trading markets comprised in the Euronext N.V. Group of Companies as of the Original SLA Effective Date.

“Euronext N.V. Group of Companies” means, collectively, Euronext N.V., a company organized under the laws of the Netherlands, and all Affiliates of Euronext N.V.

“Exchange For Physical Transactions” means the futures component of certain off-exchange transactions which

(a)	with respect to LIFFE, are referred to as basis trades and are described in Euronext.liffe Trading Procedures 4.2 and, with respect to CBOT, are described in CBOT Regulation 444.01(c), (d) or (f); and

(b)	are (i) submitted by a clearing member to the relevant Party or its clearing organization as such; (ii) processed by the relevant Party or its clearing organization as such; and (iii) cleared by the relevant clearing organization as such.

“Exclusive Hosted Exchange Participant” means a Hosted Exchange Participant who is not authorized by the CBOT to trade CBOT Products.

“Exclusivity Period” shall have the meaning set forth in Section 3.4.

“Fees” shall have the meaning set forth in Section 10.1.

“First Renewal Term” shall have the meaning set forth in Paragraph 2.1 of Schedule I.

“Force Majeure Event” means any cause beyond a Party’s reasonable control, including, but not limited to, any flood, riot, fire, judicial or governmental action, and labor disputes.

“Go Live Date” means November 23, 2003.

“Guaranty” shall have the meaning set forth in Section 25.

“HE Acquisition” shall have the meaning set forth in Section 6.7.

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WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“HE Acquisition Date” shall have the meaning set forth in Section 6.7.

“Holdings” shall have the meaning set forth in Section 25.

“Hosted Exchange” and “Hosted Exchanges” shall have the meanings set forth in Recital F above.

“Hosted Exchange Member” means any Person authorized by a Hosted Exchange to trade Hosted Products via the CBOT Electronic Exchange.

“Hosted Exchange Participant” means any Hosted Exchange Member, ISV, QV, clearing organization or other Person who participates in, accesses or obtains information from a Hosted Exchange via an Interface with the Equipment. For the avoidance of doubt, (a) unless otherwise specified by the Parties in writing, that clearing organization designated by a Hosted Exchange is not a Hosted Exchange Participant; and (b) a Person who interfaces with CBOT Technology, but does not interface with the Equipment via an Interface, is not a Hosted Exchange Participant.

“Hosted Exchange’s Premises” means any premises owned or controlled by any Hosted Exchange or any Exclusive Hosted Exchange Participant.

“Hosted Exchange Technology” means collectively, any software or equipment (other than Equipment) or other technology that is (a) owned by a Hosted Exchange, (b) licensed to a Hosted Exchange by a Person other than the CBOT or LIFFE, or (c) used by a clearing organization to process or clear Hosted Products and neither owned by the CBOT or LIFFE nor licensed to the CBOT or LIFFE or any Person acting on their behalf.

“Hosted Products” shall have the meaning set forth in Section 2.3.

“Hosting Agreements” shall have the meaning set forth in Section 6.1.

“Hosting Agreement Termination Notice” shall have the meaning set forth in Section 6.3(c).

“Hosting Arrangement” shall have the meaning set forth in Recital F above.

“Hosting Fees” shall have the meaning set forth in Paragraph 4.1 of Schedule I.

“Hosting Go Live Date” means, with respect to each Hosted Exchange, the date on which the Hosted Products of such Hosted Exchange are first made available for trading on the CBOT Electronic Exchange.

“Hosting Services” means those services to be provided to a Hosted Exchange by or on behalf of the CBOT in respect of hosting the electronic trading of Hosted Products via the CBOT Electronic Exchange pursuant to a Hosting Agreement.

“Hosting Transition Period” shall have the meaning set forth in Section 6.6.1.

“HTP Fees” shall have the meaning set forth in Section 6.6.2.

“ICDR” shall have the meaning set forth in Section 20.3.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“Independent Software Vendors” and “ISVs” mean those independent software providers who develop systems via which access to the Trading Host may be achieved.

“Initial Term” shall have the meaning set forth in Section 11.1.

“Interface Sublicense Agreement” shall have the meaning set forth in Section 5.1.

“Interface Sublicense and Connection Agreement” means an Interface Sublicense and Connection Agreement which encompasses, without limitation, the Interface Sublicense Agreement and is entered into by the CBOT and one or more Market Participants (excluding Hosted Exchanges), as such agreement may be amended from time to time (subject to Section 5.1).

“Interfaces” means, collectively, the following components of the Software: API, Trade Data Interface, Audit Data Interface, Standing Data Interface, Market Data Interface, and Miscellaneous File Transfer Interface.

“License” shall have the meaning set forth in Section 2.

“License Fee” means the fee for the License, as specified in Schedule I.

“Licensed Technology” means, collectively, (a) the object code versions of the Software and (b) the Documentation.

“LIFFE [**] Market Data” means any representation that conveys, either directly or indirectly, information and data pertaining to LIFFE [**] Products traded on the LIFFE Market, including, but not limited to, market prices of such futures or options on futures, trade prices, opening and closing price ranges, high-low prices, settlement prices, estimated and actual contract volume, information regarding market activity including exchange for physical transactions and other off-exchange trades, best bid, best offer, the size of the best bid or best offer or a discrete number of best bids and best offers then pending on the LIFFE Market, along with the corresponding size of each bid and offer.

“LIFFE [**] Products” means [**] futures and options on futures listed on the LIFFE Market.

“LIFFE [**] Trading Fees” means fees for the provision of trade matching services in respect of trades of LIFFE [**] Products matched on the LIFFE Market. LIFFE [**] Trading Fees do not include: [**]

“LIFFE [**] Trading Fee Revenue” means LIFFE [**] Trading Fees received by LIFFE, [**] with respect to (a) trades of LIFFE [**] Products matched on the LIFFE Market and/or (b) the LIFFE [**] Trading Fees. LIFFE [**] Trading Fee Revenue shall not be less than zero.

“LIFFE CONNECT” means the electronic trading platform which is proprietary to LIFFE, as such trading platform may be modified from time to time.

“LIFFE Indemnitees” shall have the meaning set forth in Section 18.2.

“LIFFE Market” means the markets administered by LIFFE or an Affiliate of LIFFE.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“LIFFE Property” shall have the meaning set forth in Section 14.1.

“Location” means those premises where the Software listed in Part 1 of Schedule A is to be installed, as specified in Schedule B.

“Losses” shall have the meaning set forth in Section 18.1.

“Malicious Code” means any computer virus, Trojan horse, worm, time bomb, or other similar code or hardware component designed to disrupt the operation of, permit unauthorized access to, erase, or modify the Licensed Technology or any operating system upon which the Licensed Technology is installed, excluding security keys or other disabling elements of any Software, which elements are designed to effect restrictions on the length of time during which any Software may be used or the number of persons who may use such Software.

“Managed Services Agreement” shall have the meaning set forth in Recital I above.

“Market Participant” means any CBOT Member, ISV, QV, clearing organization, Hosted Exchange, Hosted Exchange Participant or other Person who wishes to or does (as applicable) participate in, access, or obtain information from the CBOT Electronic Exchange via an Interface with the Equipment. For the avoidance of doubt, (a) unless otherwise specified by the Parties in writing, that clearing organization designated by the CBOT or a Hosted Exchange is not a Market Participant; and (b) a Person who interfaces with the CBOT Technology, but does not interface with the Equipment via an Interface, is not a Market Participant.

“Media” means the media on which the Software and the Documentation are recorded or printed, as provided by LIFFE to the CBOT.

“Minimum Quarterly Payment” shall have the meaning set forth in Paragraph 4.2(a) of Schedule I.

“Non-Restricted Documentation” means all Documentation other than Restricted Documentation, including the Documentation identified in Part 2(a) of Schedule A.

“[**]” shall have the meaning set forth in Section 3.2.2.2.

“[**]” shall have the meaning set forth in Section 3.3.1.

“Original License” shall have the meaning set forth in Part 1 of Schedule I.

“Original MSA” shall have the meaning set forth in Recital D above.

“Original SLA” shall have the meaning set forth in Recital B above.

“Original SLA Effective Date” shall mean January 10, 2003.

“Out of Pocket Expenses” shall have the meaning set forth in Section 10.1.

“OYP” shall have the meaning set forth in Paragraph 4.1(a) of Schedule I.

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OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“Party” and “Parties” shall have the meanings set forth above.

“Person” means an individual or a partnership, corporation, limited liability company, trust, joint venture, joint stock company, association, unincorporated organization, government agency or political subdivision thereof, or other entity.

“Products Outside CBOT Field of Use” [**]

“Products Within CBOT Exclusive Field of Use” [**]

“Products Within CBOT Non-Exclusive Field of Use” [**]

“Quote Vendors” and “QVs” mean those vendors who receive and disseminate, or wish to receive and disseminate, CBOT Market Data via an Interface with the Equipment.

“Reduced Rate” shall have the meaning set forth in Paragraph 4.2(b) of Schedule I.

“Registration Statement” shall have the meaning set forth in Section 25.

“Relationship Manager” means that individual responsible on behalf of LIFFE or the CBOT, as applicable, for the day to day management of the relationship between LIFFE and the CBOT.

“Relocation Services Agreement” shall have the meaning set forth in Recital E above.

“Renewal Term” shall have the meaning set forth in Section 11.2.

“Restricted Documentation” means Documentation that is designated by LIFFE as “LIFFE Restricted” or otherwise specified by LIFFE to be restricted, including the Documentation set forth in Part 2(b) of Schedule A. Notwithstanding the foregoing, all documentation provided by LIFFE to the CBOT prior to the Original SLA Effective Date which is labeled “LIFFE Confidential” is Restricted Documentation for purposes of this Agreement unless LIFFE, upon the CBOT’s inquiry, notifies the CBOT in writing that specific Documentation is not “Restricted Documentation.”

“SEC” shall have the meaning set forth in Section 25.

“Second Renewal Term” shall have the meaning set forth in Paragraph 2.2 of Schedule I.

“Services” shall have the meaning ascribed thereto in the Managed Services Agreement.

“Software” means, collectively, those software applications specified in Part 1 to Schedule A, any Development Services Deliverables, and any improvements, enhancements, additions, and modifications to or of the foregoing as LIFFE may provide to the CBOT pursuant to the terms of any Managed Services Agreement.

“Taxes” shall have the meaning set forth in Section 10.2.

“Term” shall have the meaning set forth in Section 11.2.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“Termination Notice Period” shall have the meaning set forth in Section 12.2.1.

“Third Party Materials” means any equipment, hardware, software, and/or other products obtained from any third party.

“Total Volume” shall have the meaning set forth in Paragraph 4.1(a) of Schedule I.

“Trading Application” means any front-end trading application or other software which interfaces with, and has been conformed with, the API.

“Trading Host” means the LIFFE CONNECT matching engine (a/k/a the CBOT Matching Engine), as may be developed for the CBOT pursuant to the Development Services Agreement, the Managed Services Agreement and/or the Relocation Services Agreement and used on such Equipment as LIFFE may specify from time to time.

“Trading System” shall have the meaning ascribed thereto in the Managed Services Agreement.

“TRS Technology” means that post-trade matching and clearing technology used, as of the Original SLA Effective Date, by LIFFE and the International Petroleum Exchange, specifically, [**]

“Upgrades” means, collectively, improvements, enhancements, additions and modifications to or of the Licensed Technology, or any portion thereof, which LIFFE specifies for use and/or access as Licensed Technology.

“U.S.” means the United States of America.

“Wagner/eSpeed Patent” means U.S. Letter Patent No. 4,903,201 (the ‘201 patent).

“Wagner License” shall have the meaning set forth in Section 17.2.

2.	License

2.1 Grant of License. Subject to the terms and conditions hereof, LIFFE hereby grants to the CBOT a non-transferable right and license (the “License”):

(a)	from the Original SLA Effective Date to the Go Live Date, to use and/or access the Licensed Technology as necessary for purposes of carrying out any rights or obligations of the CBOT pursuant to any Development Services Agreement; and

(b)	from the Go Live Date to the effective date of termination of this Agreement, (i) to use and/or access the TRS Technology for purposes of operating the CBOT Electronic Exchange and the CBOT Open Outcry Facility; (ii) to use and/or access the Licensed Technology (excluding the TRS Technology) solely for purposes of operating the CBOT Electronic Exchange; (iii) to sublicense the right to use and/or access the Interfaces and Non-Restricted Documentation relating thereto to facilitate the participation in the CBOT Electronic Exchange of Market Participants (other than the Hosted Exchanges and the Exclusive Hosted Exchange Participants); and

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OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

(c)	from the Amendment Effective Date to the effective date of termination of this Agreement, to sublicense to each Hosted Exchange (x) the right to use and/or access the API, certain Documentation relating thereto, and any additional Documentation as may be agreed by LIFFE and the CBOT, as is appropriate in the context of the Hosting Arrangement and as agreed by LIFFE and the CBOT, solely for purposes relative to the Hosted Products, and (y) the right to sublicense to Exclusive Hosted Exchange Participants the right to use and/or access the API, certain Non-Restricted Documentation relating thereto, and any additional Non-Restricted Documentation as may be agreed by LIFFE and the CBOT, to facilitate the participation in the CBOT Electronic Exchange by such Exclusive Hosted Exchange Participants.

2.2 Hosting. Except as specifically provided in Section 2.1 above, the CBOT shall not use the Licensed Technology, or any component thereof, to facilitate the trading of any derivative product, physical commodity or financial instrument listed by (a) any U.S. domiciled “organized exchange,” “board of trade” or “trading facility” (as each such term is defined in the Commodity Futures Modernization Act of 2000) under the jurisdiction of the CFTC, other than the CBOT, or (b) any other third party exchange, board of trade, association, communication network, alternative trading system, trading facility or trading platform. For the avoidance of doubt, the foregoing limitation of the scope of the License shall not apply to Trading Applications.

2.3 Hosted Products. Schedule L attached hereto sets forth those derivatives products of each Hosted Exchange which LIFFE and the CBOT have agreed may be listed on and traded via the CBOT Electronic Exchange (collectively, the “Hosted Products”). Any and all additions to Schedule L as the CBOT may propose shall (a) be addressed via the Change Control Procedures, (b) consist only of Products Within CBOT Non-Exclusive Field of Use, and (c) until such time as the Wagner/eSpeed Patent can no longer be infringed, fall within the relevant categories of products specified in the eSpeed Covenants.

3.	Scope of License

The Parties acknowledge that (a) they will be making a significant investment in the customization and implementation of the Licensed Technology to trade products listed by the CBOT and the Euronext.liffe Exchanges, respectively, and (b) carrying out their obligations under this Agreement and any Development Services Agreement and/or Managed Services Agreement will necessitate access to the Confidential Information of the other Party relating to such other Party’s respective products, technologies, and business methodologies. Therefore, in accordance with and subject to Sections 3.1 – 3.6 below, the License is:

(i)	during the Exclusivity Period, (x) exclusive, to the extent set forth in Section 3.1, with respect to use of the Licensed Technology in connection with Products Within CBOT Exclusive Field of Use; and (y) non-exclusive with respect to use of the Licensed Technology in connection with Products Within CBOT Non-Exclusive Field of Use; and

(ii)	after the Exclusivity Period, non-exclusive with respect to use of the Licensed Technology in connection with any futures or options products.

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OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

3.1 Exclusive License Granted to CBOT. In order to preclude free riding on the significant investment by the CBOT in the customization of LIFFE CONNECT pursuant to any Development Services Agreement, and to protect the Confidential Information of the CBOT and other intellectual property concerning the CBOT’s products, technologies, and business methodologies, LIFFE agrees that, subject to Sections 3.3 and 4, Products Within CBOT Exclusive Field of Use will not be made available for trading on LIFFE CONNECT:

(a)	by (i) the Euronext.liffe Exchanges and (ii) any derivatives trading market which becomes comprised in the Euronext N.V. Group of Companies after the Original SLA Effective Date, to the extent that such derivatives trading market is not already trading Products Within CBOT Exclusive Field of Use at the time that it becomes comprised in the Euronext N.V. Group of Companies (but, for the avoidance of doubt, no clearing, settlement, or custody-related activities of the Euronext N.V. Group of Companies shall be deemed to violate the foregoing limitations); or

(b)	as a consequence of the licensing of LIFFE CONNECT by LIFFE to a U.S. domiciled “organized exchange,” “board of trade” or “trading facility” (as such terms are defined in the Commodity Futures Modernization Act of 2000) under the jurisdiction of the CFTC, as such CFTC jurisdiction is established as of the Original SLA Effective Date, whether or not such exchange, board of trade or trading facility is a member of or becomes comprised in the Euronext N.V. Group of Companies (but, for the avoidance of doubt, such limitations shall not apply in respect of any other exchange, board of trade, association, communication network, alternative trading system, trading facility or trading platform, whether or not its products are made available for trading in the U.S. and/or to U.S. investors).

3.2 Scope of CBOT License.

3.2.1	General Restrictions. In recognition of the significant investment that LIFFE has made in the customization and implementation of the Licensed Technology to trade products listed by the Euronext.liffe Exchanges, and to protect the Confidential Information of LIFFE, and subject to Sections 3.2.2 and 3.4, the CBOT agrees that the license granted hereunder does not include the right to use the Licensed Technology in connection with Products Outside CBOT Field of Use.

3.2.2	Eurodollars.

3.2.2.1	Payment. The CBOT may make available for trading on the Licensed Technology the CBOT’s existing U.S. $500,000 notional value Eurodollar futures contracts provided that if, during any calendar quarter, the [**] in such CBOT Eurodollar futures contracts on the Licensed Technology exceeds [**], then the CBOT shall pay to LIFFE an amount equal to [**]

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The CBOT shall make any such payment by the end of the month immediately following the end of the relevant calendar quarter. The CBOT’s obligations under this Section 3.2.2.1 shall apply in respect of CBOT Eurodollar futures contracts traded on the Licensed Technology up to and including [**].

3.2.2.2.	Audit. LIFFE shall have the right, at its own expense, to commission an independent third party professional organization (the “Auditor”) to audit the CBOT’s performance of its obligations under Section 3.2.2.1 and to provide the results of such audit to [**] (“[**]”). The CBOT shall cooperate fully with any such audit and shall provide the Auditor access to all relevant books and records, during normal business hours or as otherwise agreed by the Parties. Notwithstanding the foregoing, the information that may be disclosed by the Auditor to LIFFE and [**] shall be subject to Section 15 and will be limited to (a) the amount that was paid to LIFFE by the CBOT in respect of each calendar quarter forming the subject of the audit and (b) the amount that should properly have been paid to LIFFE by the CBOT during each such calendar quarter.

3.3 Third Party Licensees.

3.3.1	[**].

3.3.2	Other Licensees. LIFFE will take all commercially reasonable steps (including pursuing court proceedings) to ensure that neither any licensee of LIFFE CONNECT other than the CBOT, nor any other Person, contravenes the exclusivity limitations set forth in Section 3.1. For the avoidance of doubt, preparatory work up to the date on which products are made available for trading in the live market may be undertaken within the Exclusivity Period by any licensee of LIFFE CONNECT or any other Person without triggering LIFFE’s obligations under the preceding sentence.

3.4 Exclusivity Period. Subject to Section 3.5, the field of use and exclusivity limitations set forth in Sections 3.1 and 3.2.1 shall take effect upon the Original SLA Effective Date and will remain in force until [**] (the “Exclusivity Period”). Thereafter, subject to Section 2.2, the CBOT shall be permitted to make any futures and options products available for trading via the Licensed Technology on a non-exclusive basis. For the avoidance of doubt, preparatory work up to the date on which products are made available for trading in the live market undertaken within the Exclusivity Period will not constitute a breach of the field of use or exclusivity limitations of Sections 3.1, 3.2 or 3.3.

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3.5 [**] In the event that LIFFE terminates this Agreement in accordance with Section 12.2, then the CBOT shall not, during the Termination Notice Period, make available for trading on the Licensed Technology (a) any product that is listed by one or more of the Euronext.liffe Exchanges, as of the date upon which notice of termination is given by LIFFE, or (b) any product that (i) one or more of the Euronext.liffe Exchanges has publicly announced, prior to the date notice of termination is given by LIFFE, it intends to launch and (ii) is not traded by the CBOT on the Licensed Technology or hosted as Hosted Products as of the date of any such notice of termination is given by LIFFE.

3.6 Acknowledgement. As of the Original SLA Effective Date and the Amendment Effective Date, (a) LIFFE is not subject to any agreements which would materially affect its ability to grant the License, and (b) the CBOT is not subject to any agreements which would materially affect its ability to comply with the License.

4.	Restrictions on Use

4.1 Software.

4.1.1	General Restrictions. The CBOT may (a) use and/or access the Software on the Equipment, only at the Locations set forth in Schedule B, and (b) have and make available for use only four (4) run-time copies of the Trading Host. With respect to all Software installed or otherwise located at or accessible from the CBOT’s Premises and any other Software to which the CBOT is provided access, the CBOT agrees:

(a)	not to, and not to permit any other Person to, copy, modify, decompile, reverse engineer, disassemble or otherwise reduce to a humanly perceivable form, combine with any other works, including any hardware or software facilitating the voice activation of any component of the Licensed Technology, make any attempt to discover the source code of, create derivative works based on, translate, market, sell, or distribute the Software or otherwise make the Software available to any third party, without the prior written consent of LIFFE, except as provided in Sections 2 and 4.1;

(b)	not to, and not to permit any other Person to, remove or alter in any manner any trademarks, trade names, copyright notices or other proprietary or confidentiality notices or designations, of LIFFE or any other Person, contained or displayed in or on the Software; or

(c)	to ensure that neither the CBOT nor any other Person (excluding LIFFE) introduces any Malicious Code into the Software or otherwise uses the Software to further any illegal purpose.

For the avoidance of doubt, with respect to any Software to which the CBOT has access, the CBOT shall neither provide or allow [**] access, nor permit any other Person to provide or allow [**] access, to such Software or any portion thereof.

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4.1.2	Copies. Subject to Sections 4.1.1 and 6.2.2.3, the CBOT may not copy the Software, except that the CBOT may, for archival or backup purposes, make a reasonable number of copies of Software installed or otherwise located at the CBOT’s Premises. All copies of the Software are subject to the terms and conditions of this Agreement. The CBOT shall (i) ensure that all trademarks, trade names, copyright notices and other proprietary and confidentiality notices or designations, of LIFFE or any other Person, contained or displayed in or on the Software are reproduced on all Software copies created by the CBOT; (ii) maintain a current and accurate record of the number of copies made and of the specific location of each such copy; and (iii) ensure that all backup copies are marked as such and are not used for any purpose other than as backup in the event of damage or destruction of other copies.

4.2	Documentation.

4.2.1	Non-Restricted. The CBOT may (a) distribute Non-Restricted Documentation to actual and prospective Market Participants and to other Persons for purposes related to the operation of the CBOT Electronic Exchange by or on behalf of the CBOT; (b) create as many copies of the Non-Restricted Documentation as reasonably necessary for the purposes set forth in Section 4.2.1(a); (c) permit Market Participants (other than the Hosted Exchanges) to copy such Non-Restricted Documentation to the extent allowed by the Interface Sublicense Agreements; and (d) permit prospective Market Participants to copy any Non-Restricted Documentation which is designed primarily for the purpose of marketing the CBOT Electronic Exchange. To facilitate the Hosting Arrangement, the CBOT may additionally permit Hosted Exchanges (i) to distribute Non-Restricted Documentation to their respective actual and prospective Hosted Exchange Participants, (ii) to create as many copies of the Non-Restricted Documentation as reasonably necessary to effect such purpose, (iii) to permit Hosted Exchange Participants to copy such Non-Restricted Documentation to the extent allowed by the Interface Sublicense Agreements, and (iv) permit prospective Hosted Exchange Participants to copy any Non-Restricted Documentation designed primarily for the purpose of marketing the trading of Hosted Products via the CBOT Electronic Exchange.

4.2.2	Restricted. The CBOT (a) may create only the number of copies of the Restricted Documentation specified in Part 2(b) of Schedule A; and (b) shall maintain a current record of (x) the number of copies of such Restricted Documentation made by the CBOT, (y) the Persons given access to each item of Restricted Documentation, and (z) the current location of each item of Restricted Documentation.

4.2.3	General Limitations. All copies of the Documentation are subject to the terms and conditions of this Agreement. The CBOT shall ensure that all trademarks, trade names, copyright notices and other proprietary and confidentiality notices or designations, of LIFFE or any other Person, are reproduced on all copies of the Documentation (both Restricted and Non-Restricted). The CBOT agrees not to, and not to authorize any other Person to: (a) except as permitted in Sections

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4.2.1,	4.2.2 and/or 15, as applicable, copy, modify, create derivative works based on, translate, market, sell, or distribute the Documentation, or otherwise make the Documentation available to any third party, without the prior written consent of LIFFE; or (b) remove or alter in any manner any trademarks, trade names, copyright notices or other proprietary or confidentiality notices or designations contained or displayed in the Documentation.

5.    Interface Sublicense Agreements

5.1 Interface Sublicense Agreements. Each CBOT Member, ISV, QV, or any additional Person (excluding Hosted Exchanges) wishing to interface with the API and/or another Interface and to participate in the CBOT Electronic Exchange shall be required by the CBOT to enter into, and provide to the CBOT (or, if executed by an Exclusive Hosted Exchange Participant as addressed in Section 6.2.3, the applicable Hosted Exchange), an executed copy of the “Interface Sublicense Agreement,” in the form attached hereto as Schedule E (each, as executed by the CBOT and a Market Participant or by a Hosted Exchange and an Exclusive Hosted Exchange Participant, an “Interface Sublicense Agreement”). Amendments to any Interface Sublicense Agreement may be made only upon LIFFE’s prior written consent. Upon the written request of LIFFE, the CBOT shall promptly provide to LIFFE copies of a current, fully executed Interface Sublicense Agreement for each Market Participant (including any and all Exclusive Hosted Exchange Participants) authorized to gain access to one or more of the Interfaces.

5.2	Enforcement. In respect of all Market Participants (other than Hosted Exchanges), the CBOT:

(a)	shall enforce each Market Participant’s compliance with the terms of the Interface Sublicense Agreement;

(b)	shall provide LIFFE written notice of any violation by a Market Participant or any other Person of any Interface Sublicense Agreement, immediately upon becoming aware of any such violation;

(c)	shall provide LIFFE written notice of the termination (specifying the effective date of termination) of any Interface Sublicense Agreement, immediately upon the CBOT receiving or giving notice of such termination;

(d)	shall, upon the termination of any Interface Sublicense Agreement, provide LIFFE any reasonable assistance as LIFFE may request in facilitating either the return to LIFFE of, or the destruction of and certification of the destruction of, all Licensed Technology in the possession of the relevant Market Participant, at the CBOT’s expense; provided, however, that such Market Participant (i) shall be required only to use reasonable efforts to return or destroy any LIFFE Property (excluding any Software and any information and materials marked as “LIFFE Restricted,” including, but not limited to, Restricted Documentation) located on the Market Participant’s electronic backup media created by such Market Participant in the normal course of business; and (ii) shall be obligated to maintain the confidentiality of such information in accordance with the terms of Section 15 of this Agreement;

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(e)	shall provide LIFFE written notice promptly upon becoming aware of any acts or omissions of any Person, in addition to those required to be reported pursuant to Section 5.2(b), which the CBOT believes, in its reasonable judgment, (i) might jeopardize or prejudice the rights of LIFFE or its suppliers in the Licensed Technology; (ii) would result in the Licensed Technology being confiscated, seized, requisitioned, taken in execution, impounded or otherwise taken from any location; or (iii) threaten the security or operations of the Licensed Technology;

(f)	shall provide LIFFE written notice promptly upon becoming aware of any claim, demand, or cause of action brought against the CBOT by a Market Participant or any other Person, or any subpoena served upon the CBOT or any employee, officer or director thereof, which relates to (i) any Interface Sublicense Agreement, or (ii) the Licensed Technology or any component thereof; and

(g)	shall not repossess or disable any Software located at any premises owned or controlled by any Market Participant, and shall enforce its rights under the Interface Sublicense Agreements so as not to permit any Person (other than LIFFE or LIFFE’s designee) to repossess or disable any Software located at any premises owned or controlled by any Market Participant, notwithstanding Section 5.2(a).

6.	Hosting Agreements

6.1 Agreements with Hosted Exchanges. In the event the CBOT wishes to enter into a Hosting Arrangement with any Hosted Exchange, the CBOT shall, prior to the Hosting Go Live Date in respect of such Hosted Exchange, enter into a written agreement with such Hosted Exchange governing (a) any permitted use of and/or access to the API by the Hosted Exchange, and (b) the hosting services and any related services to be provided to such Hosted Exchange (each such agreement, as executed by the CBOT and a Hosted Exchange, a “Hosting Agreement”). Upon the written request of LIFFE, the CBOT shall promptly provide to LIFFE an accurate and complete copy of a current, fully executed Hosting Agreement for each Hosted Exchange.

6.2 Content Requirements.

6.2.1	Hosted Products. Each Hosting Agreement shall (a) specify in a schedule to the Hosting Agreement the Hosted Products in respect of the relevant Hosted Exchange, and (b) provide that the CBOT will deliver Hosting Services to the Hosted Exchange only in respect of the Hosted Products set forth in the Hosting Agreement as of the effective date of such Hosting Agreement unless the CBOT has agreed in writing to the delivery of Hosting Services in regard to any additional products.

6.2.2	LIFFE Property.

6.2.2.1	General. Each Hosting Agreement shall obligate the relevant Hosted Exchange to comply with terms that are (a) consistent in all material respects with the applicable terms of the Interface Sublicense Agreement, (b) consistent in all material respects with those

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requirements relating to the specific use, protection, ownership and return of LIFFE Property, by the Hosted Exchange and its Exclusive Hosted Exchange Participants (as applicable), imposed upon the CBOT in this Agreement and in the Managed Services Agreement, and (c) no less protective of LIFFE’s interests than the applicable provisions of this Agreement and the Managed Services Agreement. Without limiting the generality of the foregoing, the CBOT must require each Hosted Exchange to agree to comply with all obligations imposed upon the CBOT in Sections 4, 7 (excluding 7.1(a)), 9, 13.1, 14.1 and 15 of this Agreement and Sections 5, 6, 7 (excluding 7.2(a), but including applicable dependencies set forth on Schedule J thereto), 8, 14.1, 15.1 and 16 of the Managed Services Agreement in respect of the Hosted Exchange and, as applicable, its Exclusive Hosted Exchange Participants.

6.2.2.2	Equipment. Without limiting the generality of Section 6.2.2.1, each Hosting Agreement will (a) provide for the right of LIFFE, at its option, to replace, disable and/or repossess Equipment, at premises owned or controlled by the Hosted Exchange and/or any of its Exclusive Hosted Exchange Participants, as applicable, as set forth in Section 9 of this Agreement and Sections 5.1.2 and 5.2.1 of the Managed Services Agreement, and (b) impose upon the Hosted Exchange the requirements of the CBOT set forth in Section 5.3 of the Managed Services Agreement, in respect of the Hosted Exchange and its respective Exclusive Hosted Exchange Participants, and in regard to those CBOT Controlled Sites comprised of locations owned or controlled by the Hosted Exchange and/or any of its Exclusive Hosted Exchange Participants, as applicable.

6.2.2.3	Software. Without limiting the generality of Section 6.2.2.1, with respect to any Software to which the Hosted Exchange is provided access the Hosted Exchange (a) must agree to comply with all obligations imposed upon the CBOT in Section 4.1.1, and (b) may make one copy of each version of the API that may be delivered to the Hosted Exchange, which copy shall be used exclusively for back-up purposes; provided, however, that no Hosted Exchange will be permitted to possess or copy the Trading Host or to make copies of any Software other than as provided in this Section 6.2.2.3.

6.2.3	Interface Sublicense Agreements. Each Hosting Agreement (a) shall provide that the Hosted Exchange shall require each Exclusive Hosted Exchange Participant to enter into and provide to the Hosted Exchange or the CBOT a current, fully executed Interface Sublicense Agreement (with any such modifications to which LIFFE may consent in writing), and (b) shall otherwise impose upon the Hosted Exchange each and every obligation of the CBOT stated in Section 5 in respect of the Hosted Exchange and its Exclusive Hosted Exchange Participants, as applicable; provided, however, that the Hosting Agreement may permit all notices to LIFFE required by Section 5.2 to be delivered by a Hosted Exchange

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to the CBOT, which shall then have the burden of providing such notices to LIFFE under Section 5.2.

6.2.4	Fees. Each Hosting Agreement shall provide for the payment by the relevant Hosted Exchange to the CBOT of such fees as are, at a minimum, equal to those Hosting Fees for such Hosted Exchange specified in Schedule I.

6.2.5	Suspension. Each Hosting Agreement shall provide that if a Hosted Exchange fails to pay to the CBOT any sums due under such Hosting Agreement, then, without prejudice to any other remedy available to the CBOT or any third party beneficiary of such Hosting Agreement, the CBOT may, upon fourteen (14) days prior written notice to such Hosted Exchange, suspend both the license granted to the Hosted Exchange under the Hosting Agreement and all Hosting Services delivered to such Hosted Exchange, provided that the Hosted Exchange has not paid such sums within the fourteen (14) day notice period. Any such suspension shall continue until such time, following payment to the CBOT of the overdue amounts, as LIFFE and the CBOT agree that reinstatement of the Hosting Services is reasonably practicable.

6.2.6	Term and Termination. The Hosting Agreement shall include term and termination provisions that (a) do not in any manner conflict with those set forth in Sections 11 and 12 hereof or Sections 12 and 13 of the Managed Services Agreement and (b) provide for the automatic termination of the Hosting Agreement upon the expiration and/or termination of this Agreement and/or the Managed Services Agreement. In particular, the Hosting Agreement shall provide that (i) a Hosted Exchange may terminate its Hosting Agreement without cause on twelve (12) months prior written notice, (ii) either party to the Hosting Agreement may terminate the Hosting Agreement immediately upon written notice to the other party if the other party commits a breach of any of its material obligations under the Hosting Agreement and fails to remedy such material breach within thirty (30) days of receipt of written notice thereof, and (iii) either party may terminate the Hosting Agreement on thirty (30) days notice upon the insolvency of the other party. For the avoidance of doubt, the Parties acknowledge that any termination of a Hosting Agreement shall not in any manner alter or otherwise affect the term of this Agreement or of the Managed Services Agreement.

6.2.7	Third Party Licenses. Each Hosting Agreement shall require the Hosted Exchange to (a) enter into and comply with the terms and conditions of those third party licenses set forth as Schedule G Parts 7 ([**]), 9 ([**]), and 11 ([**]); and (b) acknowledge and agree that any rights or remedies to be pursued by the Hosted Exchange in respect of any Third Party Software shall be pursued against the third party licensor (and not LIFFE or the CBOT).

6.2.8	Trading Rules. Each Hosting Agreement shall provide that the rules of the Hosted Exchange regarding the trading of Hosted Products via the CBOT Electronic Exchange may not conflict with the Hosting Agreement, and the

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CBOT shall ensure that no such rules conflict with this Agreement, the Managed Services Agreement or the Relocation Services Agreement.

6.2.9	Compliance with Laws. Each Hosting Agreement shall require the Hosted Exchange to use good faith efforts to comply with all applicable laws and regulations relating to the operation of the Hosted Exchange.

6.2.10	Third Party Beneficiary. LIFFE shall be a third party beneficiary of each Hosting Agreement, and shall thereby be entitled to receive the rights of the CBOT and enforce the provisions of each Hosting Agreement against the Hosted Exchange, or any other Person, to the same extent as if LIFFE had been a signatory to each Hosting Agreement; provided, however, that (a) nothing contained in any Hosting Agreement shall impose directly upon LIFFE any of the obligations of the CBOT set forth therein; and (b) LIFFE shall not be entitled to receive those rights of the CBOT in respect of which no corresponding right of LIFFE or obligation of the CBOT exists under this Agreement, the Managed Services Agreement and/or the Relocation Services Agreement (including termination of the Hosting Agreement and payment under the Hosting Agreement other than payment of any amounts due in respect of any Hosting Transition Period) and rights and obligations of the CBOT in respect of CBOT Property (as defined in this Agreement).

6.3	Enforcement. The CBOT:

(a)	shall, subject to Section 6.6.2 in respect of amounts owed during any Hosting Transition Period, enforce each Hosted Exchange’s compliance with the terms of the Hosting Agreement that affect or correspond to LIFFE’s rights or the CBOT’s obligations under this Agreement, the Managed Services Agreement and/or the Relocation Services Agreement;

(b)	shall provide LIFFE written notice of any violation, by a Hosted Exchange or any other Person, of any Hosting Agreement that affects or corresponds to LIFFE’s rights or the CBOT’s obligations under this Agreement, the Managed Services Agreement and/or the Relocation Services Agreement, immediately upon becoming aware of any such violation;

(c)	shall provide LIFFE written notice of the termination (specifying the effective date of termination) of any Hosting Agreement (a “Hosting Agreement Termination Notice”), immediately upon the CBOT receiving or giving notice of such termination;

(d)	shall, upon the termination of any Hosting Agreement, provide LIFFE any reasonable assistance as LIFFE may request in facilitating either the return to LIFFE of, or the destruction of and certification of the destruction of, all Licensed Technology in the possession of the relevant Hosted Exchange, at the CBOT’s expense; provided, however, that the Hosted Exchange (i) shall be required only to use reasonable efforts to return or destroy any LIFFE Property (excluding any Software and any information and materials marked as “LIFFE

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Restricted,” including, but not limited to, Restricted Documentation) located on the Hosted Exchange’s electronic backup media created by the Hosted Exchange in the normal course of business; and (ii) shall be obligated to maintain the confidentiality of such information in accordance with the terms of Section 15 of this Agreement;

(e)	shall provide LIFFE written notice promptly upon becoming aware of any acts or omissions of any Hosted Exchange, in addition to those required to be reported pursuant to Section 6.3(b), which the CBOT believes, in its reasonable judgment, (i) might jeopardize or prejudice the rights of LIFFE or its suppliers in the Licensed Technology or the Equipment; (ii) would result in the Licensed Technology or the Equipment being confiscated, seized, requisitioned, taken in execution, impounded or otherwise taken from any location; or (iii) threaten the security or operations of the Licensed Technology or Equipment;

(f)	shall provide LIFFE written notice promptly upon becoming aware of any claim, demand, or cause of action brought against the CBOT by a Hosted Exchange or any other Person, or any subpoena served upon the CBOT or any employee, officer or director thereof, which relates to (i) any Hosting Agreement, or (ii) the Licensed Technology or the Equipment or any component thereof; and

(g)	shall not repossess or disable any Software or Equipment located at any Hosted Exchange’s Premises, and shall enforce its rights under the Hosting Agreements so as not to permit any Person (other than LIFFE or LIFFE’s designee) to repossess or disable any Software or Equipment located at any Hosted Exchange’s Premises.

6.4 Acknowledgement. Notwithstanding any provision in this Agreement to the contrary, the Parties acknowledge and agree that, as between LIFFE and the CBOT,

(a)	the CBOT shall bear all risks associated with (i) any and all services provided by the CBOT (and/or by LIFFE, on the CBOT’s behalf) to a Hosted Exchange and/or in respect of the Hosted Products, including all Hosting Services; (ii) the expansion of the License and such other amendments to the Original SLA made to accommodate the Hosting Arrangement; and (iii) the expansion of LIFFE’s Services obligations under the Original MSA to facilitate hosting of the Hosted Products.

(b)	In furtherance of Section 6.4(a), the Parties acknowledge and agree that (i) the Service Targets and Credits and Bonuses set forth in the Managed Services Agreement will not be amended for purposes of accommodating hosting of the Hosted Products; provided, however, that the Service Targets may be amended in accordance with Paragraph 2.3 of Schedule A to the Managed Services Agreement; and (ii) the limitations on LIFFE’s liability (including, but not limited to, the $[**] limitation on LIFFE’s cumulative liability) under this Agreement, the Managed Services Agreement, the Development Services Agreement, and the Relocation Services Agreement, shall not be increased in any respect.

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6.5 Marks. The CBOT shall not, via the Hosting Agreement or otherwise, sublicense to any Hosted Exchange any portion of the rights granted to the CBOT under the Managed Services Agreement to use the Marks (as defined in the Managed Services Agreement).

6.6 Termination of Hosting Agreement.

6.6.1	Hosting Fees. In the event of termination of any Hosting Agreement, Hosting Fees with respect to the relevant Hosted Exchange, shall, subject to Section 6.6.3, continue to accrue in accordance with Schedule I for a period, immediately following the delivery of a Hosting Agreement Termination Notice pursuant to Section 6.3(c) (the “Hosting Transition Period”), of,

(a)	in the event the Hosted Exchange has exercised its right to terminate the Hosting Agreement without cause, (i) twelve months or (ii) such alternative time period as LIFFE, pursuant to the CBOT’s direction, continues to deliver Services in respect of hosting the electronic trading of Hosted Products of the relevant Hosted Exchange via the CBOT Electronic Exchange; provided, however, that the CBOT shall notify LIFFE at least fifteen (15) days in advance of the date upon which LIFFE is to cease providing such Services; or

(b)	in the event the Hosting Agreement has been terminated by reason of material breach, insolvency, or such other grounds for termination as are equivalent to those set forth in Section 12.3.2 of this Agreement and notwithstanding any prior notification by the relevant Hosted Exchange of its intention to terminate the Hosting Agreement without cause, the later of (i) thirty (30) days and (ii) such alternative time period as the CBOT may direct LIFFE to continue to deliver Services in respect of hosting the electronic trading of Hosted Products of the relevant Hosted Exchange via the CBOT Electronic Exchange; provided, however, that the CBOT shall notify LIFFE at least fifteen (15) days in advance of the date upon which LIFFE is to cease providing such Services; or

(c)	notwithstanding Section 6.6.1(a) and (b), such duration as LIFFE delivers Services in respect of hosting the electronic trading of Hosted Products of the relevant Hosted Exchange via the CBOT Electronic Exchange, pursuant to a requirement, decision, or order of a regulatory or governmental authority, arbitration panel or court of competent jurisdiction.

Upon the expiration of the Hosting Transition Period, the accrual of Hosting Fees with respect to such Hosted Exchange shall end, and, subject to Section 6.6.2, the CBOT shall be obligated to pay to LIFFE all accrued Hosting Fees.

6.6.2	Collection. Notwithstanding Section 6.6.1, except in the event of termination by a Hosted Exchange on grounds of material breach by the CBOT, which breach is not a result of a material breach by LIFFE of its obligations to the CBOT in respect of the Hosted Exchange, if a Hosted Exchange fails to pay

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to the CBOT amounts equivalent to the Hosting Fees payable to LIFFE in respect of such Hosted Exchange for the Hosting Transition Period or any portion thereof (the “HTP Fees”), then the CBOT shall

(a)	within fifteen (15) days following the date the relevant HTP Fees were due to be paid under the relevant Hosting Agreement, (i) provide to LIFFE written notice of such nonpayment, signed by a senior representative of the CBOT and setting forth the specific amount of the HTP Fees that are overdue, and (ii) remit to LIFFE all HTP Fees paid by the Hosted Exchange to the CBOT for the relevant period prior to such date;

(b)	promptly commence and carry out good faith efforts to collect the unpaid HTP Fees, which efforts shall, in the event the aggregate unpaid Hosting Fees due to LIFFE in respect of such Hosted Exchange exceed the Minimum Quarterly Payment specified to be paid in respect of such Hosted Exchange during the Initial Term, include (i) filing a claim based on the Hosted Exchange’s breach of the Hosting Agreement with the appropriate authorities and (ii) prosecuting such claim to either judgment or a reasonable settlement or other compromise approved by LIFFE in advance, which approval shall not be unreasonably withheld or delayed; and

(c)	pay to LIFFE all overdue HTP Fees collected from the relevant Hosted Exchange, in addition to those paid pursuant to Section 6.6.2(a)(ii) above, in gross (i.e., without any reduction for attorneys fees, costs or other amounts incurred by the CBOT), promptly following the CBOT’s receipt thereof.

6.6.3	Termination Costs. In the event of termination of any Hosting Agreement, the CBOT shall be obligated to reimburse LIFFE for any and all costs and expenses (a) incurred by LIFFE solely as a result of the termination of such Hosting Agreement, and (b) for which LIFFE is contractually obligated as of the termination of such Hosting Agreement, including any Connection Services Charges.

6.7 CBOT’s Acquisition of Hosted Exchange. If, during the term of this Agreement, the CBOT acquires all or substantially all of the assets, or one hundred percent (100%) of the equity interests, of any Hosted Exchange (an “HE Acquisition”), then, as of (a) the actual date of closing of the HE Acquisition (whereupon all documents effecting the HE Acquisition and the termination of the relevant Hosting Agreement have been executed by the parties to the HE Acquisition and all other agreed upon closing deliveries have been made) (such date, the “Closing Date”), provided that the CBOT has given LIFFE written notice of the planned acquisition at least thirty (30) days prior to the Closing Date, or (b) if such notice has not been made in a timely fashion, on such date, subsequent to the Closing Date, that is thirty (30) days immediately following the date upon which LIFFE received from the CBOT written notice of the acquisition (such Closing Date or alternative date, as applicable, the “HE Acquisition Date”): (i) the Hosting Fees payable in respect of the relevant Hosted Exchange in accordance with Schedule I shall cease to accrue, and (ii) all Hosted Products of the relevant Hosted Exchange shall be considered “CBOT

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Products” (as defined herein). The application of the foregoing sentence shall not in any manner alter or otherwise affect the obligation of the CBOT to pay to LIFFE all Hosting Fees, in respect of the relevant Hosted Exchange, accruing prior to the HE Acquisition Date.

7.	Obligations of the CBOT and LIFFE

7.1 Security. In addition to all other duties of the CBOT specified hereunder and/or in the Development Services Agreement, the Managed Services Agreement and/or the Relocation Services Agreement in respect of Licensed Technology and the use or access thereof by the CBOT and the Market Participants, the CBOT shall (a) use reasonable efforts to comply with LIFFE’s security policy, a copy of which is attached as Schedule F hereto; (b) establish and maintain supervisory and security procedures satisfactory to LIFFE for the purpose of protecting all Licensed Technology and LIFFE’s rights, title and interest in and to the Licensed Technology; (c) require each Market Participant to establish and maintain supervisory and security procedures appropriate to protect all Licensed Technology and LIFFE’s rights, title and interest in and to the Licensed Technology; and (d) use reasonable efforts to ensure that no personnel of the CBOT, any Affiliates or subcontractors of the CBOT, any Market Participant, or any agents of the foregoing (other than LIFFE) shall have access to the Licensed Technology (excluding the Interfaces and Non-Restricted Documentation), unless such personnel has received appropriate training.

7.2 Third Party Licenses. The CBOT shall enter into and comply with the terms and conditions of those third party license agreements set forth in Schedule G. The CBOT acknowledges and agrees that any rights or remedies to be pursued by the CBOT in respect of any third party software shall be pursued against the third party licensor (and not LIFFE).

7.3 Upgrades. Subject to any applicable obligations of LIFFE pursuant to any Managed Services Agreement entered into by the Parties, nothing herein shall require LIFFE to (a) create any Upgrades or (b) license to the CBOT for use and/or access as “Licensed Technology” hereunder any modifications, enhancements, improvements or additions to the Licensed Technology as LIFFE may choose to create. Notwithstanding the foregoing, in the event LIFFE delivers to the CBOT any Upgrades pursuant to any Managed Services Agreement, the CBOT shall install such Upgrades in accordance with the terms of such Managed Services Agreement.

7.4 Materials and Assistance. In order to facilitate the Parties’ performance of their obligations hereunder, the CBOT shall promptly provide to LIFFE such information and documentation as LIFFE may reasonably request.

7.5 Export Compliance. The CBOT and LIFFE each shall comply with all applicable export laws and regulations of the United States and foreign authorities, including regulatory authorities. For purposes of this obligation, export laws and regulations include, but are not limited to, all applicable end use controls and all applicable restrictions on the export, reexport and transfer of encryption items.

8.	Escrow Agreement

The Parties have entered into that certain Preferred Escrow Agreement dated as of February 11, 2004, with Data Securities International, Inc. (the “Escrow Agreement”).

9.	Inspection, Removal, or Disablement of the Licensed Technology

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In the event that any Licensed Technology is located at the CBOT’s Premises, LIFFE shall be entitled to have reasonable access to the CBOT’s Premises and such Licensed Technology, and:

(a)	to inspect such Licensed Technology or any portion thereof: (i) to determine whether the CBOT is complying or has complied with its obligations under this Agreement; and/or (ii) to facilitate LIFFE’s efforts to remedy any defect or error in the Licensed Technology or any portion thereof; and

(b)	to disable and/or to remove such Licensed Technology or any part or parts thereof (i) if the CBOT has failed or is failing to comply with its obligations under this Agreement; or (ii) to facilitate LIFFE’s efforts to remedy any defect or error in the Licensed Technology or any portion thereof.

10.	Fees

10.1 Payment. In consideration for the rights and licenses granted hereunder, the CBOT shall, via wire transfer of immediately available funds to such bank account as LIFFE may specify, (a) pay to LIFFE the License Fee in accordance with Schedule I, and (b) reimburse LIFFE for any out of pocket expenses incurred by LIFFE hereunder (collectively, “Out of Pocket Expenses”) (the License Fee and Out of Pocket Expenses, collectively, the “Fees”). All payments hereunder shall be made in pounds sterling or in U.S. Dollars, as specified in Schedule I.

10.2 Taxes. The Fees are exclusive of all international, national or state taxes (including withholding taxes), levies, duties, or similar charges, however designated, that may be assessed by any jurisdiction under current law or as a result of any change in the law following the date thereof (collectively, “Taxes”), and the CBOT shall pay or reimburse LIFFE for all such Taxes that may be levied or imposed in relation to this Agreement or any of the rights and licenses granted hereunder, excluding taxes based on the net income of LIFFE. Prior to receiving from the CBOT any payment which may be subject to United States withholding taxes, LIFFE shall deliver to the CBOT two original copies of Internal Revenue Service Form “W-8BEN” (or any successor forms), accurately completed and duly executed by LIFFE certifying, in Line 9a thereof (or the corresponding line of any successor forms), that the applicable treaty is the United States-United Kingdom Income Tax Convention, and further certifying the matters set forth in Line 9b and 9c of Form “W-8BEN” (or the corresponding lines of any successor forms). LIFFE hereby agrees, from time to time after the initial delivery by LIFFE of such forms whenever a lapse in time or change of circumstances renders such forms obsolete or inaccurate in any material respect, to deliver to the CBOT two new original copies of Internal Revenue Service Form “W-8BEN” (or any successor forms), accurately completed and duly executed by LIFFE. Notwithstanding this Section 10.2, the relevant Fees shall be paid net of any U.S. federal income withholding tax caused by the failure of LIFFE to provide the CBOT with such forms, unless a change in applicable law of the United States, enacted or promulgated after the date hereof, makes it impossible for LIFFE to continue to make the certifications described above.

10.3 Invoices. LIFFE shall invoice the CBOT for the License Fee in accordance with Schedule I, in pounds sterling or in U.S. Dollars with respect to fees identified on Schedule I in U.S. Dollars. LIFFE shall invoice the CBOT monthly in arrears for the Out of Pocket Expenses and any additional amounts due hereunder (excluding the License Fee), in pounds sterling. Payment of each invoice shall be made by the CBOT within fourteen (14) days of the date of receipt of such invoice by the CBOT, unless the CBOT makes a good faith objection to the terms of the invoice, in which case (a) the

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CBOT shall pay the undisputed amount of the invoice, and (b) the Parties shall promptly undertake to resolve the disputed portion of the invoice.

10.4 Suspension.

10.4.1	Suspension of CBOT’s License in Full. Subject to Section 10.4.2, if the CBOT fails to pay any undisputed sum due under this Agreement, then, without prejudice to any other remedy available to LIFFE, LIFFE may, upon fourteen (14) days prior written notice to the CBOT, suspend the CBOT’s License, provided that the CBOT has not made payment within such period of time.

10.4.2	Suspension in Respect of Hosted Exchange. If the CBOT fails to pay to LIFFE any undisputed Hosting Fees due under this Agreement because a Hosted Exchange has failed to pay to the CBOT fees corresponding to such Hosting Fees, then, upon the CBOT’s notice to LIFFE thereof signed by a senior representative of the CBOT and without prejudice to any other remedy available to LIFFE, (a) LIFFE and the CBOT agree to suspend the License granted under Section 2.1(c) solely in respect of the relevant Hosted Exchange and the delivery of Services in respect of hosting the electronic trading of Hosted Products of the relevant Hosted Exchange via the CBOT Electronic Exchange (but not CBOT Products or the Hosted Products of any other Hosted Exchange); (b) the CBOT shall promptly provide to such Hosted Exchange fourteen (14) days’ prior written notice of the CBOT’s suspension of the license granted to such Hosted Exchange under its Hosting Agreement with the CBOT and the Hosting Services delivered to such Hosted Exchange; and (c) if the Hosted Exchange has not paid the overdue fees within such fourteen (14) day period, LIFFE shall (unless prohibited by a requirement, decision or order of a regulatory or governmental authority, arbitration panel or court of competent jurisdiction) (i) suspend the License granted under Section 2.1(c) in respect of such Hosted Exchange and (ii) cease providing Services solely in respect of hosting the electronic trading of Hosted Products of the relevant Hosted Exchange via the CBOT Electronic Exchange (but not CBOT Products or Hosted Products of any other Hosted Exchange).

10.4.3	Reinstatement. In the event of reinstatement of the License suspended under Section 10.4.1 and/or Section 10.4.2, the CBOT will (i) pay LIFFE for all work undertaken by LIFFE in connection with such reinstatement on a time and materials basis in accordance with LIFFE’s then current hourly rates for comparable services, and (ii) the CBOT shall be required to install (or require to be installed) any such Upgrades to the version(s) of the Licensed Technology last utilized by the CBOT or the relevant Hosted Exchange, as LIFFE may specify.

10.5 Late Payment. If the CBOT fails to pay any undisputed Fees due under this Agreement, then interest shall be charged thereon from the date of issuance of the applicable invoice until the date payment is made, at the rate of the lesser of one and one half percent (1.5%) per month, or the maximum amount allowed under applicable law.

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11.	Term

11.1 Initial Term. The initial term of this Agreement shall commence on the Original SLA Effective Date, and shall continue until and including December 31, 2008 (the “Initial Term”), unless terminated earlier in accordance with Section 12.

11.2 Renewal. Unless terminated earlier in accordance with Section 12, THIS AGREEMENT WILL AUTOMATICALLY RENEW FOR NO MORE THAN TWO SUCCESSIVE PERIODS OF THREE (3) YEARS (each, a “Renewal Term”). The Initial Term and any Renewal Terms are hereinafter referred to as the “Term.”

12.	Termination

12.1 By the CBOT.

12.1.1	Non-Renewal. The CBOT may terminate this Agreement, for any reason, upon written notice to LIFFE provided at least [**] months prior to the end of the Initial Term or the First Renewal Term (if any).

12.1.2	Development Services Agreement and Managed Services Agreement. The Original SLA provided to the CBOT the right to terminate this Agreement immediately upon notice to LIFFE in the event that the Parties had not entered into (a) a Development Services Agreement by March 1, 2003; or (b) a Managed Services Agreement by May 1, 2003. The Parties acknowledge and agree that this right of termination has been extinguished.

12.2 By LIFFE.

12.2.1	[**]. LIFFE may terminate this Agreement, upon twelve (12) months prior written notice to the CBOT (“Termination Notice Period”), if [**] A.G., or any Affiliate of [**] directly or indirectly acquires control of the CBOT.

12.2.2	Development Services Agreement and Managed Services Agreement. The Original SLA provided to LIFFE the right to terminate this Agreement immediately upon notice to the CBOT in the event that the Parties had not entered into a Development Services Agreement and a Managed Services Agreement by September 1, 2003. The Parties acknowledge and agree that this right of termination has been extinguished.

12.2.3	[**] Arrangement. LIFFE may, upon thirty (30) days’ prior written notice to the CBOT, terminate the rights and obligations of the Parties set forth in Schedule I, Part 3, in the exercise of LIFFE’s own judgment without limitation as to time.

12.3 By Either Party.

12.3.1	Material Breach. Subject to Section 13.3, at any time during the term of this Agreement, either Party may terminate this Agreement immediately upon written notice to the other Party if the other Party commits a breach of any of its material

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obligations under this Agreement and fails to remedy such material breach within thirty (30) days of receipt of written notice thereof.

12.3.2	Insolvency. At any time during the term of this Agreement, either Party may terminate this Agreement upon thirty (30) days prior written notice if: (a) the other Party (i) becomes insolvent, (ii) voluntarily commences any proceeding or files any petition under the bankruptcy laws of the United States or England and Wales, (iii) becomes subject to any involuntary bankruptcy or insolvency proceedings under the laws of the United States or England and Wales, which proceedings are not dismissed within thirty (30) days, (iv) makes an assignment for the benefit of its creditors, or (v) appoints a receiver, trustee, custodian or liquidator for a substantial portion of, its property, assets or business; or (b) the other Party passes a resolution for its winding up or dissolution, or a court of competent jurisdiction makes an order for such other Party’s winding up or dissolution.

12.4 Automatic Termination. As maintenance services relating to the Licensed Technology will be required (at a minimum), this Agreement will terminate automatically upon termination of the Managed Services Agreement.

13.	Consequences of Termination

13.1 Licensed Technology. In addition to complying with those requirements set forth in Section 14.1 of the Managed Services Agreement:

13.1.1	In CBOT’s Possession. Following termination of this Agreement, the CBOT shall (a) immediately cease use of the Licensed Technology; (b) at LIFFE’s request and at the CBOT’s expense, (i) immediately return to LIFFE, or destroy and certify as destroyed, any Licensed Technology in the CBOT’s possession and/or control (including all Documentation), and (ii) return to LIFFE any and all other LIFFE Property in the CBOT’s possession and/or control; and (c) within fourteen (14) days of the effective date of termination of this Agreement, permanently erase and certify the erasure of the Software (and all copies thereof) from the Equipment and all backup Media. Notwithstanding the foregoing, the CBOT shall only be required to use reasonable efforts to return or destroy any LIFFE Property (excluding any Software and any information and materials marked as “LIFFE Restricted,” including, but not limited to, Restricted Documentation) located on the CBOT’s electronic backup media created by the CBOT in the normal course of business; provided, however, that the CBOT shall be obligated to maintain the confidentiality of such information in accordance with the terms of Section 15 of this Agreement.

13.1.2	In Market Participants’ Possession. Upon or prior to the effective date of termination of this Agreement, the CBOT shall, at the CBOT’s expense, (a) terminate all Interface Sublicense Agreements and Hosting Agreements; (b) require each Market Participant, to which the CBOT has sublicensed the right to use and/or access certain components of the Licensed Technology, to (i) cease use of such Licensed Technology and (ii) promptly return to LIFFE, or destroy

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and certify as destroyed, each item of Licensed Technology in such Market Participant’s possession and/or control (including all Documentation), and (iii) promptly return to LIFFE any other LIFFE Property within such Market Participant’s possession and/or control; and (c) notwithstanding Section 13.1.2(b), return to LIFFE any LIFFE Property that has been provided to the CBOT by any Market Participant, promptly upon the CBOT’s receipt thereof. Notwithstanding the foregoing, each Market Participant shall only be required to use reasonable efforts to return or destroy any LIFFE Property (excluding any Software and any information and materials marked as “LIFFE Restricted,” including, but not limited to, Restricted Documentation) located on such Market Participant’s electronic backup media created by such Market Participant in the normal course of business; provided, however, that each Market Participant shall be obligated to maintain the confidentiality of such information in accordance with the terms of Section 15 of this Agreement.

13.2    Third Party Obligations. In the event of termination of this Agreement, LIFFE will use commercially reasonable efforts to terminate any contracts with third parties relating to LIFFE’s provision of the Licensed Technology or other obligations hereunder (or relevant portions thereof). Notwithstanding the foregoing, the CBOT shall be obligated to reimburse LIFFE for any and all costs and expenses relevant to this Agreement for which LIFFE is contractually obligated as of the termination hereof.

13.3    Transition. In the event of LIFFE’s notice of termination to the CBOT pursuant to Section 12.3.1 for a material breach that is incapable of remedy, the License provided hereunder shall continue for a period of up to [**] months from the date upon which notice of termination is given (the “Transition Period”); provided that, within thirty (30) days following notice of termination, (a) the CBOT has accepted full liability for such material breach via written notice to LIFFE in a form acceptable to LIFFE, in LIFFE’s sole discretion; and (b) the CBOT has submitted to LIFFE reasonable assurances that it has employed measures sufficient to prohibit repetition of such material breach. Notwithstanding the foregoing, (i) during any Transition Period, LIFFE shall not be held liable for any failure to perform any obligations under this Agreement (x) that have been transitioned by the CBOT to a Person other than LIFFE, or (y) that have been wound down or phased out; and (ii) in the event of the CBOT’s breach of any of its material obligations under this Agreement during any Transition Period, then LIFFE may terminate this Agreement immediately upon notice to the CBOT.

13.4    CBOT [**] Products. In the event LIFFE exercises its right of termination pursuant to Section 12.2.3 (the “[**] Termination”), the CBOT [**] Products shall, subject to the terms of this Agreement (including Section 3.4 of this Agreement), [**] hereunder; provided, however, that:

(a)	the CBOT shall not be liable to pay LIFFE any CBOT [**] Trading Fee Revenue in connection with any CBOT [**] Product trades matched on the CBOT Trading Facility subsequent to the effective date of the [**] Termination; and

(b)	LIFFE shall have no obligation to pay the CBOT any LIFFE [**] Trading Fee Revenue in connection with LIFFE [**] Product trades matched on the LIFFE Market subsequent to the effective date of the [**] Termination.

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13.5    Survival. The expiration or termination of this Agreement for any reason will not affect the accrued rights of the Parties or the right of either Party to sue for damages arising from a breach of this Agreement. Notwithstanding expiration or termination of this Agreement, the CBOT shall remain liable to pay LIFFE all sums accrued or due on or prior to the effective date of expiration or termination. Sections 1, 5.2, 6, 7.5, 9, 10, 13, 14, 15, 17, 18, 19, 20, 21, 22, 24, 27, 28, 29, 30, 32 and 34 shall survive beyond the effective date of termination of this Agreement and shall remain in full force and effect.

14.	Proprietary Rights

14.1    LIFFE Property. As between the CBOT and LIFFE, all rights, title and interest in and to the Licensed Technology and all portions thereof (excluding the third party software specified in Schedule G), including but not limited to, all Development Services Deliverables; all Upgrades (including Bug Fixes created by or on behalf of the CBOT pursuant to the Escrow Agreement); all Confidential Information of LIFFE; all Documentation; the Equipment; LIFFE [**] Market Data; all other materials whatsoever relating to the Licensed Technology, the Equipment and/or the Core Network, and provided by LIFFE to the CBOT, any Market Participants and/or any Hosted Exchange or any Hosted Exchange Participant, including any gateways, hubs, routers, cables, cabinets and servers; and any other materials provided by LIFFE to the CBOT and/or any Hosted Exchange, Hosted Exchange Participant or other Market Participant under this Agreement; including all copyrights, trademarks, patents, trade secrets and other intellectual property inherent in the foregoing or appurtenant thereto (collectively, “LIFFE Property”) shall be and remain vested in LIFFE (or LIFFE’s Affiliates, suppliers or licensors, as applicable). To the extent, if any, that ownership of the LIFFE Property does not automatically vest in LIFFE by virtue of this Agreement or otherwise, the CBOT hereby transfers and assigns to LIFFE, as of the date of creation, all rights, title and interest which the CBOT may have in and to such LIFFE Property. The CBOT undertakes, at the CBOT’s expense, to do or cease to do all such acts as LIFFE may reasonably direct, and to execute, or cause its employees, agents and/or subcontractors to execute, all such documents as LIFFE deems reasonably necessary or helpful to assure further the rights, title and interest of LIFFE or its nominee in and to such LIFFE Property. Notwithstanding the foregoing, the CBOT shall have access to LIFFE [**] Market Data on demand and for no charge; provided, however, that the CBOT shall have no right to copy, redistribute or derive any economic benefit from LIFFE [**] Market Data without the prior written consent of LIFFE.

14.2    CBOT Property. Notwithstanding the foregoing, as between the CBOT and LIFFE, all rights, title and interest in and to (a) the CBOT Technology (if any); (b) CBOT Market Data, including CBOT [**] Market Data; (c) all Confidential Information of the CBOT; and (d) all copyrights, trademarks, patents, trade secrets and other intellectual property inherent in the foregoing or appurtenant thereto (collectively, the “CBOT Property”) shall be and remain vested in the CBOT. Notwithstanding the foregoing, LIFFE shall have access to CBOT [**] Market Data on demand and for no charge; provided, however, that LIFFE shall have no right to copy, redistribute or derive any economic benefit from CBOT [**] Market Data without the prior written consent of the CBOT.

15.	Confidentiality

15.1    Confidential Information. Subject to Section 15.2, each Party shall treat as confidential the terms and conditions of this Agreement (excluding the existence of this Agreement), all information (a) marked as confidential, “CBOT Restricted” and/or “LIFFE Restricted” (as applicable) or (b) which the recipient should reasonably know, by its nature or the manner of its disclosure, to be confidential (including, but not limited to, the information and materials the CBOT has obtained rights to use

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hereunder), which either Party may receive or have access to during or prior to the performance of this Agreement (“Confidential Information”). Neither Party shall (i) use the Confidential Information of the other Party for any purpose other than the performance of its obligations under this Agreement, or (ii) divulge such Confidential Information (x) without the other Party’s prior written consent, to anyone other than the employees, subcontractors, consultants or advisors of such Party who are subject to nondisclosure obligations and to whom such disclosure is reasonably necessary to facilitate the performance of this Agreement; or (y) unless requested pursuant to a judicial or governmental request, requirement or order under law (including disclosure obligations of the Parties under applicable securities laws), in which case, if not so prohibited by a regulatory or other governmental authority or an order of a court of competent jurisdiction, the receiving Party will promptly notify the other Party of such request; provided that, if, in the opinion of counsel to the receiving Party, such disclosure is required under securities laws, the receiving Party, in consultation with the other Party, shall additionally use good faith efforts to secure confidential treatment of the information so disclosed. “Confidential Information” of LIFFE includes, but is not limited to, Restricted Documentation and the source code of the Software. For the avoidance of doubt, with respect to Confidential Information of LIFFE that has been disclosed to the CBOT or to which the CBOT has access, the CBOT shall neither provide or permit [**] access to, nor permit any other Person to provide or permit [**] access to, any Confidential Information of LIFFE or any derivative work based on such Confidential Information.

15.2    Exclusions. Notwithstanding Section 15.1, Confidential Information will not include information (a) which is independently developed by the receiving Party or is lawfully received free of restriction from another source that, to the receiving Party’s knowledge, has the right to furnish such information; (b) after it has become generally available to the public by acts not attributable to the receiving Party or its employees, consultants or advisors; or (c) which, at the time of disclosure to the receiving Party, was known to the receiving Party free of restriction.

16.	Subcontractors

LIFFE may appoint subcontractors and agents to carry out the whole or any part of its obligations hereunder; provided, however, that LIFFE shall obtain the CBOT’s consent to any subcontractors whose primary residence is located in the United States, which consent will not be unreasonably withheld. For the avoidance of any doubt, LIFFE shall not have an obligation to obtain the CBOT’s consent in respect of any subcontractors whose primary residence is located to LIFFE’s knowledge, outside the United States.

17.	Warranties

17.1    LIFFE. LIFFE warrants that (a) it has the requisite corporate power and authority to execute and perform this Agreement; (b) its execution and performance of its obligations hereunder will not violate any other agreement or regulatory obligation to which it is bound; and (c) to LIFFE’s knowledge, the Software contains no Malicious Code. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, LIFFE MAKES NO, AND HEREBY DISCLAIMS ALL, WARRANTIES, CONDITIONS, UNDERTAKINGS, TERMS OR REPRESENTATIONS, EXPRESSED OR IMPLIED BY STATUTE, COMMON LAW OR OTHERWISE, IN RELATION TO THE LICENSED TECHNOLOGY OR ANY PORTION OF THE SAME OR THE USE THEREOF, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. LIFFE FURTHER DISCLAIMS ALL WARRANTIES, IMPLIED OR OTHERWISE, RELATING TO ANY THIRD PARTY MATERIALS.

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17.2    The CBOT. The CBOT hereby warrants to LIFFE that (a) it has the requisite corporate power and authority to execute and perform this Agreement; (b) its execution and performance of its obligations hereunder will not violate any other agreement or regulatory obligation to which it is bound; (c) it is a valid licensee of the Wagner/eSpeed Patent pursuant to Attachment B to that certain “Settlement Agreement” between the CBOT, The Chicago Mercantile Exchange, Electronic Trading Systems Corporation and eSpeed, entered into as of August 26, 2002, in settlement of eSpeed, Inc. and Electronic Trading Systems Corporation v. The Board of Trade of the City of Chicago and The Chicago Mercantile Exchange, before the United States District Court for the Northern District of Texas (Civil Action No. 3:99-CV-1016-M) (the “Wagner License”), a copy of which has been provided to LIFFE; (d) the License, the Licensed Technology provided hereunder, and the use of such Licensed Technology by or on behalf of the CBOT and Market Participants (excluding Hosted Exchanges and their respective Hosted Exchange Participants), are encompassed by such Wagner License and will not violate the terms of the Wagner License; (e) eSpeed has unconditionally and irrevocably covenanted not to sue the CBOT, LIFFE or the Hosted Exchanges for infringement of the Wagner/eSpeed Patent in connection with the use of the Trading System to process trades of Hosted Products; (f) in regard to each Hosted Exchange, all of the Hosted Products of such Hosted Exchange are included within the relevant categories of products specified in the eSpeed Covenants; and (g) the use of the Trading System by or on behalf of any of the Hosted Exchanges and/or their respective Hosted Exchange Participants in respect of trades of Hosted Products is encompassed by the eSpeed Covenants. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THE CBOT MAKES NO, AND HEREBY DISCLAIMS ALL, WARRANTIES, CONDITIONS, UNDERTAKINGS, TERMS OR REPRESENTATIONS, EXPRESSED OR IMPLIED BY STATUTE, COMMON LAW OR OTHERWISE, IN RELATION TO THE LICENSED TECHNOLOGY AND CBOT PROPERTY OR ANY PORTION OF THE SAME OR THE USE THEREOF, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

18.	Indemnification

18.1    By LIFFE. LIFFE shall defend, indemnify and hold the CBOT, and the officers, directors, employees, agents, and representatives of the CBOT (“CBOT Indemnitees”) harmless from and against all costs, claims, demands, losses, expenses and liabilities of any nature whatsoever (including reasonable attorneys fees) (“Losses”) incurred or suffered by such CBOT Indemnitees arising out of, or in connection with, any third party claim, demand, or cause of action (each, a “Claim”) to the extent such Claim is based upon or arises out of (a) LIFFE’s gross negligence or willful misconduct; (b) LIFFE’s material breach of this Agreement or any part hereof; (c) [**]; or (d) the LIFFE [**] Products, including the listing, maintenance, and/or trading of the LIFFE [**] Products; provided that (i) the CBOT shall take no other action which the CBOT, in its reasonable judgment, believes would be contrary to LIFFE’s interests relative to the Claim; (ii) LIFFE (or any Person acting on behalf of or authorized by LIFFE), at its own expense, shall be entitled to have sole conduct and control of all legal proceedings in connection with the Claim or the settlement or other compromise thereof; (iii) the CBOT shall give LIFFE (and any Person acting on behalf of or authorized by LIFFE) all reasonable assistance therewith, at LIFFE’s reasonable expense; and (iv) the CBOT shall use good faith efforts to notify LIFFE as soon as possible, but in any event within five (5) Business Days, after the CBOT becomes aware of the Claim. Notwithstanding the foregoing, LIFFE shall have no obligation to defend, indemnify, or hold any CBOT Indemnitee harmless from or against any Losses incurred or suffered by such CBOT Indemnitee (x) as a result of the gross negligence or willful misconduct of the CBOT Indemnitee or any Market Participant, or (y) to the extent any Losses are attributable to the fact that the use of the Licensed Technology by the

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CBOT, other CBOT Indemnitee, or any Market Participant has not been in accordance with this Agreement.

18.2     By the CBOT. The CBOT shall defend, indemnify and hold LIFFE, its Affiliates, and the officers, directors, employees, agents, and representatives of LIFFE and its Affiliates (“LIFFE Indemnitees”) harmless from and against all Losses incurred or suffered by such LIFFE Indemnitees arising out of, or in connection with, any third party Claim to the extent such Claim is based upon or arises out of: (a) the CBOT’s material breach of this Agreement or any part hereof; (b) the gross negligence or willful misconduct of the CBOT, any Affiliate of the CBOT, any Hosted Exchange, any Affiliate of any Hosted Exchange, or any Market Participant (collectively, the “CBOT Parties”); (c) CBOT Property or LIFFE’s use thereof; (d) use of the Licensed Technology in contravention of this Agreement by or on behalf of any CBOT Party; (e) any breach by any CBOT Party or Contractor (as that term is defined Schedule E) of any Interface Sublicense Agreement or Interface Sublicense and Connection Agreement; (f) a breach of any Hosting Agreement by any of the Hosted Exchanges or the CBOT (excluding any such breach by the CBOT which is the direct result of LIFFE’s breach of this Agreement, the Managed Services Agreement, the Development Services Agreement and/or the Relocation Services Agreement or of LIFFE’s gross negligence or willful misconduct); (g) any Claim that the License, the Licensed Technology provided hereunder, or the use thereof by or on behalf of any CBOT Party, infringes or otherwise violates the Wagner/eSpeed Patent; (h) the CBOT [**] Products, including the listing, maintenance, and/or trading of the CBOT [**] Products; (i) any Claim that the offering by the CBOT of CBOT [**] Products for trading on the CBOT Electronic Exchange infringes or otherwise violates the [**]; or (j) any suspension or termination, as permitted under this Agreement and/or the Managed Services Agreement, of the License granted pursuant to Section 2.1(c) and/or of any Hosting Services; provided that (i) LIFFE shall take no action which LIFFE, in its reasonable judgment, believes would be contrary to the CBOT’s interests relative to the Claim; (ii) the CBOT (or any Person acting on behalf of or authorized by the CBOT), at its own expense, shall be entitled to have sole conduct and control of all legal proceedings in connection with the Claim or the settlement or other compromise thereof; (iii) LIFFE shall give the CBOT (and any Person acting on behalf of or authorized by the CBOT) all reasonable assistance in connection therewith at the CBOT’s reasonable expense; and (iv) LIFFE shall use good faith efforts to notify the CBOT as soon as possible, but in any event within five (5) Business Days, after LIFFE becomes aware of the Claim. Notwithstanding the foregoing, CBOT shall have no obligation to defend, indemnify, or hold any LIFFE Indemnitee harmless from or against any Losses incurred or suffered by such LIFFE Indemnitee as a result of the gross negligence or willful misconduct of the LIFFE Indemnitee.

19.	Liability

19.1     Specific Limitations. LIFFE shall have no liability to the CBOT for any breach of this Agreement or any Losses (including, but not limited to, the inability of the CBOT, any Hosted Exchange or Hosted Exchange Participant to use any part of the Licensed Technology and the interruption or corruption of any data or information stored, used, generated or transmitted on or via any Licensed Technology) under this Agreement arising from (a) any defect in the Licensed Technology of which LIFFE has not received notice of from the CBOT within five (5) Business Days following the first date upon which the CBOT discovered or otherwise became aware of such defect, (b) any Force Majeure Event, (c) any Trading Applications or other Third Party Materials, or (d) any suspension or termination, as permitted under this Agreement and/or the Managed Services Agreement, of the License granted pursuant to Section 2.1(c) and/or of any Hosting Services.

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19.2     General Limitation. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY SHALL HAVE LIABILITY TO THE OTHER FOR ANY LOSS, DAMAGE OR INJURY, DIRECT OR INDIRECT, WHETHER OR NOT CAUSED BY THE NEGLIGENCE OF SUCH PARTY, ITS AFFILIATES, OR THE OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF SUCH PARTY OR OF ANY OF ITS AFFILIATES, EXCEPT THAT EACH PARTY SHALL ACCEPT LIABILITY FOR (a) MATERIAL BREACH OF THIS AGREEMENT, (b) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PARTY, ITS AFFILIATES OR THE OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF SUCH PARTY OR OF ANY OF ITS AFFILIATES, AND (c) FOR DEATH, PERSONAL INJURY AND DIRECT PHYSICAL DAMAGE TO THE TANGIBLE PROPERTY OF THE OTHER CAUSED BY SUCH PARTY, ITS AFFILIATES OR THE OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF SUCH PARTY OR OF ANY OF ITS AFFILIATES. EXCEPT WITH REGARD TO EITHER PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 15 OR ITS WARRANTIES SET FORTH IN SECTION 17, NEITHER PARTY SHALL BE LIABLE TO THE OTHER HEREUNDER FOR ANY INDIRECT OR CONSEQUENTIAL LOSS, OR FOR LOSS OF PROFITS, GOODWILL OR CONTRACTS, WHETHER ARISING FROM NEGLIGENCE, BREACH OF CONTRACT OR OTHERWISE, AND WHETHER OR NOT EITHER PARTY SHALL HAVE BEEN ADVISED OF OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF SUCH DAMAGES.

19.3     Limitation of Liability. The cumulative liability of LIFFE under this Agreement, the Development Services Agreement, the Managed Services Agreement and the Relocation Services Agreement, during the respective terms of this Agreement, the Development Services Agreement, the Managed Services Agreement and the Relocation Services Agreement, however arising, will not exceed[**]; provided, however, that the limitations set forth in this Section 19.3 will not apply to (a) liability of LIFFE for death or personal injury; (b) fraudulent acts or omissions; or (c) violations of the confidentiality obligations of Section 15.

19.4     Claims Against Individuals. Where the liability of a Party (including, but not limited to, any liability with respect to the officers, employees, agents or representatives of a Party or any of its Affiliates) has been excluded or restricted hereunder, each Party agrees that it shall not bring any claim against any officers, employees, agents or representatives of the other Party or any of its Affiliates or join such officers, employees, agents or representatives in any claim such that the liability of such officers, employees, agents or representatives and such other Party, when taken together, would be greater than the liability of such other Party hereunder.

20.	Dispute Resolution

20.1     Escalation. As used herein, “Disputes” means any claims, disputes, controversies, and other matters in question between the Parties arising out of or relating to this Agreement or the breach hereof (excluding any third party claims against LIFFE or the CBOT subject to indemnification pursuant to Section 18, but including any disagreements as to indemnification rights hereunder). Any Dispute between the Parties shall in the first instance be referred to the Parties’ Relationship Managers for discussion and resolution. If the Dispute is not resolved by the Relationship Managers within five (5) Business Days, the Dispute will be referred to the Managing Director of LIFFE Market Solutions and a representative of the CBOT at an equivalent level, who must discuss and, if appropriate, meet within five (5) Business Days to attempt to resolve the Dispute. If the Dispute is not resolved by such second representatives within five (5) Business Days, the Dispute will be referred to the Parties’ Chief Executive

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Officers who must discuss and, if appropriate, meet within five (5) Business Days to attempt to resolve the Dispute. If any representative of either Party referred to in this Section 20.1 is not available for any reason, the affected Party shall be entitled to appoint an appropriate substitute.

20.2    Mediation. If the Parties cannot resolve any Dispute in accordance with Section 20.1 within thirty (30) Business Days, they may refer the Dispute to mediation, to be conducted by a single mediator in (i) Chicago, Illinois, if LIFFE has initiated the Dispute, or (ii) London, England, if the CBOT has initiated the Dispute. The Parties shall use good faith efforts to agree upon a mediator. If the Parties are unable to agree upon a mediator within thirty (30) Business Days, the Parties may seek judicial resolution and remedy of the Dispute without first proceeding with mediation. The Parties shall use good faith efforts to hold the mediation within thirty (30) Business Days following the selection of a mediator. Unless otherwise agreed by the Parties, no decision resulting from the mediation proceedings will be binding upon the Parties. Unless expressly provided herein, each Party will bear its own costs (including attorneys fees) relating to the mediation, but the Parties will share equally the fees and expenses charged by the mediator.

20.3    Arbitration. If a Dispute is not resolved in accordance with Section 20.2, then either Party may provide written notice to the other Party of an intention to refer the Dispute to arbitration. Any such arbitration shall be: (a) binding; (b) administered by the International Centre for Dispute Resolution (“ICDR”) of the American Arbitration Association (“AAA”); (c) conducted in accordance with the International Arbitration Rules of the AAA (the “AAA Rules”), as such AAA Rules may be amended from time to time, except to the extent this Section 20.3 provides otherwise; (d) held in Chicago, Illinois, if the Dispute is initiated by LIFFE and in London, England if the Dispute is initiated by the CBOT; and (e) conducted using the English language. Upon filing a claim, the filing Party will simultaneously provide written notice of such claim to the other Party and to the relevant administrator at the ICDR.

20.3.1	Selection of Arbitrators. Within ten (10) Business Days of receipt of the ICDR initiation letter, each Party shall select one neutral individual to act as arbitrator. In addition, the Parties shall submit a written request to AAA to use its normal procedures pursuant to the AAA Rules to appoint the third arbitrator within five (5) Business Days of AAA’s receipt of such request. The arbitrator appointed by AAA shall serve as the chairperson of the arbitration panel. The Parties agree that the selection of arbitrators must be completed within twenty-five (25) Business Days of receipt by both Parties of the ICDR initiation letter.

20.3.2	Cooperation. The Parties shall cooperate with each other in causing the arbitration to be held in as efficient and expeditious a manner as practicable, and in this respect to furnish such documents and make available such personnel as the arbitrators may request.

20.3.3	Reduction of Losses. The Parties have selected arbitration to expedite the resolution of Disputes and to reduce the costs and burdens associated with litigation. The Parties agree that the arbitrators should take these concerns into account when determining whether to authorize discovery and, if discovery is authorized, the scope of permissible discovery and other hearing and pre-hearing procedures. The arbitrators shall render an award, including a written decision, within ninety (90) calendar days after the arbitration notice is provided, unless

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the Parties otherwise agree or the arbitrators make a finding that a Party has carried the burden of showing good cause for a longer time period.

20.3.4	Binding Decision. The decision or award of the arbitrators will be final and binding, and may be used as a basis for judgment thereon in any jurisdiction. The award shall be in writing, shall be signed by a majority of the arbitrators, and shall include a written decision setting out the reasons for the disposition of any claim.

20.3.5	Punitive Damages. Without limiting any other remedies that may be available under applicable law, the arbitrators shall have no authority to award punitive damages.

20.3.6	Confidentiality. All proceedings and decisions of the arbitrators shall be maintained in confidence to the extent legally permissible, and shall not be made public by any Party or any arbitrator without the prior written consent of the Parties, except as may be required by applicable laws.

20.3.7	Losses. Each Party shall bear its own costs and attorneys fees, and the Parties shall equally bear the fees, costs, and expenses of the arbitrators and the arbitration proceedings charged by the arbitrators (“Arbitration Fees”); provided, however, that (a) the filing Party shall pay any filing fees charged by the AAA; and (b) the arbitrators may exercise discretion to award costs, but not attorneys fees or Arbitration Fees, to the prevailing Party.

20.3.8	Obligations. The commencement and pendency of an arbitration under this Section 20.3 shall not relieve either of the Parties of their respective obligations under this Agreement.

20.3.9	Limitations. A demand for arbitration shall not be made after the date when institution of legal or equitable proceedings based upon such dispute would be barred by the applicable statute of limitations or laches under the laws of the State of Illinois, and the Parties expressly waive any causes of action relating to any Dispute not brought within the period set forth therein.

20.4     Limitations. Notwithstanding Sections 20.2 and 20.3, nothing herein restricts the rights of either Party to seek judicial resolution and remedy of (i) any Disputes, following compliance with Section 20.2 and 20.3, or (ii) any claims, disputes, controversies, or other matters in question between the Parties arising out of either Party’s breach of its obligations pursuant to Section 15 or Section 17.

21.	Entire Agreement

This Agreement, together with the Development Services Agreement, the Managed Services Agreement, the Relocation Services Agreement and all Change Requests to the foregoing entered into by the Parties prior to the Amendment Effective Date, constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersedes all prior representations, agreements, negotiations and discussions between the Parties, excluding that Consultancy Agreement entered into by

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and between LIFFE and the CBOT, having an effective date of October 22, 2002, and entered into on December 6, 2002.

22.	Schedules and Change Requests

Each of the schedules attached hereto is a part of and is incorporated into this Agreement. Each Change Request relating to the Original SLA entered into by the Parties prior to the Amendment Effective Date is a part of and is incorporated by reference into this Agreement. Unless otherwise indicated therein, all capitalized terms contained within such Change Requests and/or the schedules will have the meanings ascribed to them in the main body of this Agreement.

23.	Amendments

Except as expressly provided for herein, this Agreement may be amended only by an instrument in writing signed on behalf of a duly authorized representative of each Party.

24.	Binding Provisions/Third Party Beneficiaries

This Agreement is binding upon, and shall inure to the benefit of, the Parties and their respective administrators, legal representatives, successors, and permitted assigns. The Parties agree that no provision of this Agreement is intended, expressly or by implication, to purport to confer a benefit or right of action upon a third party (whether or not in existence, and whether or not named, as of the Original SLA Effective Date).

25.	Assignment and Sublicensing

Except as otherwise expressly provided herein, the CBOT shall not assign, transfer or sublicense any right or obligation under this Agreement without the prior written approval of LIFFE. Notwithstanding the foregoing, the CBOT may assign this Agreement to: (a) the Electronic Chicago Board of Trade, Inc.; (b) CBOT Holdings, Inc. (“Holdings”); or (c) a wholly owned exchange subsidiary of Holdings, as described in the Registration Statement on Form S-4 filed by Holdings with the Securities and Exchange Commission (“SEC”) on October 24, 2001 (the “Registration Statement”), as amended by Amendment No. 7 to the Registration Statement filed with the SEC on June 17, 2004 (“Amendment No. 7”), or any subsequent amendment thereto; provided that the structure of the exchange subsidiary is in a form substantially the same as that described in Amendment No. 7; and provided further that, in the event of any assignment permitted by this sentence, each of the CBOT and Holdings will provide to LIFFE a written guarantee of the performance of all obligations of the permitted assignee in the form of the agreement agreed by the Parties and attached hereto as Schedule M (the “Guaranty”). LIFFE may, in LIFFE’s sole discretion, assign this Agreement and/or some or all of its rights and obligations under this Agreement to an Affiliate of LIFFE that is capable of performing the obligations of LIFFE under this Agreement.

26.	Force Majeure

If the performance of this Agreement by either Party is prevented, hindered, delayed or otherwise made impracticable by reason of any Force Majeure Event, that Party shall be excused from such performance to the extent that it is prevented, hindered or delayed by such cause. In the event a Party becomes aware of a Force Majeure Event that will affect its performance under this Agreement, it shall

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notify the other Party as soon as reasonably practicable. The Parties shall thereafter work together to take reasonable steps to mitigate the effects of any inability to perform, if practicable.

27.	Separability of Provisions

Each provision of this Agreement shall be considered separable; and if, for any reason, any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, unlawful, or unenforceable, such determination shall not affect the enforceability of the remainder of this Agreement or the validity, lawfulness, or enforceability of such provision in any other jurisdiction.

28.	Waiver

The failure of a Party to exercise or enforce any right conferred upon it by this Agreement shall not be deemed to be a waiver of any such right or operate so as to bar the exercise or enforcement thereof at any time or times hereafter.

29.	Remedies Not Exclusive

No remedy conferred by any provision of this Agreement is intended to be exclusive of any other remedy, except as expressly provided in this Agreement, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity or by statute or otherwise.

30.	Notices

Except as otherwise expressly provided herein, all notices, certifications, requests, demands, payments and other communications hereunder: (a) shall be in writing; (b) may be delivered by certified or registered mail, postage prepaid; by hand; by facsimile; or by any internationally recognized private courier; (c) shall be effective (i) if mailed, on the date ten (10) days after the date of mailing or (ii) if hand delivered, faxed, or delivered by private courier, on the date of delivery; and (d) shall be addressed as follows:

If to the CBOT:

Board of Trade of the City of Chicago, Inc.

141 West Jackson Boulevard

Suite 600-A

Chicago, Illinois 60604 U.S.A.

Attention: Carol A. Burke

If to LIFFE:

LIFFE Administration and Management

Cannon Bridge House

1 Cousin Lane

London, EC4R 3XX (England)

Attention: Company Secretary

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or to such other address or addresses as may hereafter be specified by notice given by one Party to the other.

31.	Announcements

Neither Party may refer to this Agreement in any publicity or advertising materials without the other Party’s prior written consent.

32.	Interpretation

32.1     Headings, Gender, “Including,” “Control” and Person. References to sections and schedules are to sections of and schedules to this Agreement unless otherwise indicated. Section headings are inserted for convenience of reference only and shall not affect the construction of this Agreement. The masculine gender shall include the feminine and the singular number shall include the plural, and vice versa. Any use of the word “including” will be interpreted to mean “including, but not limited to,” unless otherwise indicated. Any use of the terms “controlling,” “controlled by” or “under common control with” shall have a meaning consistent with the definition of “Control” set forth in Section 1. References to any Person (including the Parties and any other entities referred to) shall be construed to mean such Person and its successors in interest and permitted assigns, as applicable.

32.2     Inconsistency. In the event of any inconsistency between the terms of the main body of this Agreement and any schedule hereto, the terms of the main body of this Agreement will govern to the extent of the inconsistency.

33.	Further Assurances

The Parties shall execute all such further documents and do all such further acts as may be necessary to carry the provisions of this Agreement into full force and effect.

34.	Governing Law

The validity and effectiveness of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without giving effect to the provisions, policies or principles of any state law relating to choice or conflict of laws. Subject to Section 20, any legal action or proceeding with respect to this Agreement may be brought exclusively in the Federal or state courts located in Chicago, Illinois, including the United States District Court for the Northern District of Illinois. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement and is hereby disclaimed.

35.	Counterparts

This Agreement may be executed in two counterparts, each of which when so executed and delivered shall be deemed an original, and both of which together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties have executed this Amended and Restated Software License Agreement as of the Amendment Effective Date.

LIFFE ADMINISTRATION AND MANAGEMENT, a company incorporated in England and Wales

By:
Name:
Its:

BOARD OF TRADE OF THE CITY OF CHICAGO, INC., a Delaware corporation

By:
Name:
Its:

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SCHEDULES

Schedule A	–	Software and Documentation

Schedule B	–	Software, Locations and Operating Systems

Schedule C	–	Products Outside CBOT Field of Use

Schedule D	–	Products Within CBOT Exclusive Field of Use

Schedule E	–	Interface Sublicense Agreement

Schedule F	–	Security Policy

Schedule G	–	Third Party Software

Schedule H	–	[Intentionally deleted.]

Schedule I	–	Fees

Schedule J	–	EGB Contract

Schedule K	–	eSpeed Covenants

Schedule L	–	Hosted Products

Schedule M	–	Form of Guaranty

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SCHEDULE A

Software and Documentation

Part 1 - Software

[**]

Part 2 - Documentation

(a)     Unrestricted Documentation

1.	LIFFE CONNECT™ Application Program Interface and Changes

2.	The Application Program Interface (“API”) Reference Manual

3.	LIFFE CONNECT™ Application Program Interface Installation notes

4.	How the Market Works

5.	TRS User Guide

(b)     Restricted Documentation

	Title	Number of Authorized Copies

1.	[**]	20

2.	[**]	20

3.	[**]	20

4.	[**]	20

5.	[**]	20

6.	[**]	20

7.	[**]	20

8.	[**]	20

9.	[**]	20

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A-1

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	Title	Number of Authorized Copies
10.	[**]	20

11.	[**]	20

12.	[**]	20

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SCHEDULE B

SOFTWARE, LOCATIONS & OPERATING SYSTEMS

Software	Location	Operating System (or such operating systems as may be approved by LIFFE from time to time)
[**]	[**] (“Data Centre 1”) [**] (“Data Centre 2”) [**] (“Data Centre 3”) [**] (“Development Centre”)	[**]
[**]	Anywhere	[**]
[**]	Anywhere	Unix OS
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	Windows Desktop OS
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	Windows Desktop OS
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	Windows Desktop OS
[**]	[**] (“M&C 1”) [**] (“M&C 2”)	Windows Desktop OS
[**]	M&C 1 and M&C 2	Windows Desktop OS
[**]	M&C 1 and M&C 2	Windows Desktop OS
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	Unix OS
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	Unix OS
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	Unix OS
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	Unix OS

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Software	Location	Operating System (or such operating systems as may be approved by LIFFE from time to time)
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	Unix OS
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	Windows Server OS
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	Unix OS, Windows Server OS
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	Unix OS
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	[**] (“VMS OS”)
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	VMS OS
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	VMS OS
[**]	Anywhere	Windows Desktop OS
[**]	Anywhere	Not Applicable
[**]	Data Centre 1, Data Centre 2, Data Centre 3, Development Centre	VMS OS

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B-2

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SCHEDULE C

PRODUCTS OUTSIDE CBOT FIELD OF USE

Index Futures	Short Term Interest Rate Futures	Commodity Futures
[**]	[**]	[**]
Short Term Interest Rate Options [**]
Index Options	Medium and Long Term Interest Rate Futures	Commodity Options
[**]	[**]	[**]
	Medium and Long Term Interest Rate Options	Other Products
	[**]	Futures [**] Options [**]

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C-1

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SCHEDULE D

PRODUCTS WITHIN CBOT EXCLUSIVE FIELD OF USE

Agricultural Futures	Treasury Futures	Treasury Options	Index Futures
[**]	[**]	[**]	[**]
Agricultural Options	Federal Funds Futures	Other Financial Options	Index Options
[**]	[**]	[**]	[**]
	Other Financial Futures	Metal Options
	[**]	[**]
Metal Futures
[**]

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D-1

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SCHEDULE E

INTERFACE SUBLICENSE AGREEMENT

This Interface Sublicense Agreement (this “Agreement”) dated as of                          , 200   (the “Effective Date”), is between Board of Trade of the City of Chicago, Inc., a Delaware corporation (the “CBOT”), and             , a(n)              [form of entity] (“Licensee”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Section 1.

RECITALS

A. The CBOT offers electronic trading of certain futures and options contracts on e-CBOT™ (the “Exchange”), which is facilitated by an automated derivatives trading and order matching system known as “LIFFE CONNECT®” (the “Trading System”).

B. In order to gain access to and participate in the Exchange via the Trading System, Licensee wishes, and the CBOT is willing to license to Licensee the right, to access the Interface component of the Trading System set forth in Exhibit A which the CBOT may provide with the software (the “Software”), and to use any documentation relating to the Software the CBOT may provide (the “Interface Documentation” and together with the Software, the “Licensed Products”).

In consideration of the recitals and the mutual covenants and agreements hereinafter set forth, the parties hereto (each a “Party” and collectively the “Parties”) agree as follows:

AGREEMENT

1.	Definitions

In this Agreement, the following expressions shall have the following respective meanings:

“Agreement” shall have the meaning set forth above.

“Application” means a front-end application or other software which interfaces with, and has been conformed with, the Interface.

“CBOT Matching Engine” means the central processing component of the Trading System.

“CBOT Property” shall have the meaning set forth in Section 11.1.

“Confidential Information” shall have the meaning set forth in Section 12.1.

“Contractor” means a Person contracted by Licensee to assist Licensee in developing Applications.

“Data” means externally disseminated Exchange-related pricing and trade volume information.

“Effective Date” shall have the meaning set forth above.

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“Exchange” shall have the meaning set forth above.

“Exchange Notice” means a notice published by the Exchange by such means as the Exchange may from time to time determine.

“Force Majeure Event” means any cause beyond a Party’s reasonable control, including, but not limited to, any flood, riot, fire, judicial or governmental action, and labor disputes.

“Interface” means the LIFFE CONNECT® application interface described in Exhibit A for the use and/or access to the CBOT Matching Engine by an Application.

“Interface Documentation” shall have the meaning set forth above.

“Licensed Products” shall have the meaning set forth above.

“Licensee’s Property” shall have the meaning set forth in Section 11.2.

“LIFFE” means LIFFE Administration and Management, a company incorporated in England and Wales, having a principal place of business at Cannon Bridge House, 1 Cousin Lane, London EC4R 3XX, England.

“Malicious Code” means any computer virus, Trojan horse, worm, time bomb, or other similar code or hardware component designed to disrupt the operation of, permit unauthorized access to, erase, or modify the Licensed Products.

“Member” means any Person authorized by the CBOT to trade on the Exchange.

“Parties” shall have the meaning set forth above.

“Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, joint stock company, association, unincorporated organization, government agency or political subdivision thereof, or other entity.

“Premises” means the premises specified in Exhibit A at which Software is to be installed.

“Rules” means the rules of the Exchange and each procedure and Exchange Notice as in effect from time to time and, (i) with respect to the trading of futures contracts, the regulations of the United States Commodity Futures Trading Commission (the “CFTC”); (ii) with respect to the trading of securities futures, the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the CFTC; and (iii) with respect to the trading of securities other than securities futures, the rules and regulations of the SEC.

“Software” shall have the meaning set forth above.

“Third Party Materials” means any equipment, hardware, software, or other products obtained from any third party.

“Trading System” shall have the meaning set forth above.

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“Upgrades” shall have the meaning set forth in Section 2.3.

“User Guides” means the documentation which may be provided relating to the use of the Trading System.

2.	License

2.1 License. Subject to the terms and conditions hereof, the CBOT hereby grants to Licensee for the term of this Agreement a non-transferable, non-exclusive and royalty-free license (a) to, and to sublicense to one or more Contractors the right to, have reasonable access to the Interface and use the Software and the Interface Documentation to procure and/or develop Applications; (b) to install the Software at the Premises; and (c) to use the Software to access Data. If Licensee is a Member, the CBOT additionally grants to Licensee for the term of this Agreement a non-transferable and non-exclusive license to use the Interface to access the CBOT Matching Engine and, if possible, other components of the Trading System as agreed by the Parties. Licensee may not make any other use of the Licensed Products.

2.2 Contractors. Licensee shall ensure that each Contractor to which Licensee sublicenses its rights (a) shall make no use of the Licensed Products other than that set forth in Section 2.1(a), and (b) otherwise abides by the terms of this Agreement as if Contractor were a party to this Agreement. Licensee is responsible for all actions of each Contractor with respect to the Licensed Products.

3.	Delivery of Licensed Products

3.1 Software. By such date(s) as may be agreed upon by the Parties and via a delivery method agreed upon by the Parties, the CBOT shall deliver to the Premises a master copy of the current version of the Software, in object code form. Licensee may copy the Software only with the prior written consent of the CBOT; provided, however, that Licensee may make one copy of the Software to be used exclusively for back-up purposes, without obtaining the consent of the CBOT. All copies of the Software are subject to the terms and conditions of this Agreement.

3.2 Interface Documentation. Upon Licensee’s request, by such date(s) as may be agreed upon by the Parties, and via a delivery method and in a format agreed upon by the Parties, the CBOT will provide the Interface Documentation to Licensee. Licensee may make as many copies of the Interface Documentation as it deems reasonably necessary. All copies of the Interface Documentation are subject to the terms and conditions of this Agreement.

4.	Modifications and Improvements

CBOT reserves the right during the term of this Agreement to specify for use and/or access hereunder any improvements, modifications, enhancements or upgrades to and of the Licensed Products or any part or parts thereof (“Upgrades”). Unless otherwise directed by the CBOT, Licensee shall use only the current release version(s) of the Software provided hereunder; provided, however, that, to the extent reasonably practicable, the CBOT shall allow Licensee a commercially reasonable period of time, after any Upgrade is specified for use and/or access hereunder, to implement such Upgrade.

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5.	Obligations of Licensee

5.1    Use of Software.

5.1.1	General Restrictions. With respect to the Software, Licensee agrees not to, and not to permit any Contractor or any other Person to:

(a)	copy, modify, duplicate, decompile, reverse engineer, disassemble or otherwise reduce to a humanly perceivable form, make any attempt to discover the source code of, create derivative works based on, market, sell, provide or make available to any third party, otherwise distribute, or translate the Software, except as expressly provided herein;

(b)	remove or alter in any manner any trademarks, trade names, copyright notices or other proprietary or confidentiality notices of the CBOT or third Persons contained or displayed in or on the Software; or

(c)	upload any Malicious Code or otherwise use the Software to further any purpose which is illegal or is otherwise contrary to the License.

5.1.2	Copies. In the event that Licensee is granted permission pursuant to Section 3.1 to copy the Software, Licensee shall:

(a)	ensure that all trademarks, trade names, copyright notices and other proprietary and confidentiality notices or designations, of the CBOT or any other Person, contained or displayed in or on the Software, are reproduced on all Software copies created by Licensee; and

(b)	maintain a current and accurate record of the number of copies made and of the specific location of each such copy.

5.2    Use of Interface Documentation. Licensee shall ensure that all trademarks, trade names, copyright notices and other proprietary and confidentiality notices or designations, of the CBOT, or any other Person, are reproduced on all Interface Documentation copies made by Licensee. Licensee agrees not to, and not to permit any Contractor or any other Person to: (a) copy, modify, translate, create derivative works based on, market, sell, or distribute the Interface Documentation, except as expressly provided herein; or (b) remove or alter in any manner any trademarks, trade names, copyright notices or other proprietary or confidentiality notices or designations contained or displayed therein.

5.3    Materials and Assistance. In order to facilitate the CBOT’s performance of its obligations hereunder, after receipt of commercially reasonable prior notice from the CBOT, when practicable, Licensee shall promptly provide to the CBOT any information, documentation, access to the Premises, equipment, software, and personnel as the CBOT may reasonably request.

5.4    Export Compliance. Licensee shall comply with all applicable export laws and regulations of the United States and foreign authorities, including regulatory authorities. For purposes of this obligation, export laws and regulations include, but are not limited to, all applicable end use controls and all applicable restrictions on the export, reexport and transfer of encryption items. The CBOT will promptly

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notify Licensee of any such end use controls or restrictions on the export, reexport and transfer of encryption items applicable to the Software.

6.	Market Entry Testing

6.1    Testing Process. Prior to being permitted to participate in the Exchange via any Application, Licensee must complete the CBOT’s market entry testing process, which process is designed to safeguard the integrity of the Exchange by verifying that (a) Licensee demonstrates an appropriate level of technical and operational readiness to participate in the Trading System; and (b) each Application conforms to a series of criteria to ensure it will not cause degradation of the Trading System and is fit for the purpose of participating in the Exchange (“Market Entry Testing”). Upon request by Licensee, the CBOT shall provide Licensee a test environment loaded with a dummy market and a pre-defined script known as a “Market Entry Test” or “MET,” and Licensee shall undertake the testing process. If the CBOT deems, in its sole discretion, that Licensee and the particular Application being tested have met all of the relevant Market Entry Testing requirements, the CBOT will issue to Licensee, if required by the operation of the Interface, an appropriate encrypted license key which will permit Licensee to participate in the Exchange utilizing the Application tested. If the CBOT determines, in its sole discretion, that Licensee has not met all of the Market Entry Testing requirements, the CBOT will so notify Licensee, which will then be provided a subsequent and reasonably prompt opportunity to undertake Market Entry Testing during a commercially reasonable time period specified by the CBOT.

6.2    Modified Applications. In the event any Application which has passed the Market Entry Testing process is modified, Licensee must (a) notify the CBOT, and (b) if the CBOT determines such modification may cause the Application not to conform to the Market Entry Testing criteria or to have a detrimental effect on any part of the Trading System, undertake Market Entry Testing of the modified Application.

7.	Payment

7.1    Expenses. Licensee shall promptly reimburse the CBOT for any expenses incurred hereunder in association with the performance of the CBOT’s obligations hereunder, including, but not limited to, all travel and travel-related expenses.

7.2    Late Payment. All past due amounts owed to the CBOT will earn interest at the rate of the lesser of one and one half percent (1.5%) per month or the maximum amount allowed under applicable law, commencing on the applicable due date. Licensee will reimburse the CBOT for all reasonable costs (including reasonable attorneys fees) incurred in collecting past due amounts owed by Licensee.

7.3    Taxes. Licensee shall pay or reimburse the CBOT for all taxes, however designated, and whether international, national, state or local, which are levied or imposed in connection with or as a result of this Agreement, excluding, however, taxes based on the CBOT’s net income.

8.	Term

This Agreement shall commence on the Effective Date and shall continue until and unless terminated in accordance with Section 9 or as otherwise provided in this Agreement.

9.	Termination

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9.1 By the CBOT. The CBOT may terminate this Agreement for any reason, immediately upon written notice to Licensee.

9.2 By Licensee. Licensee may terminate this Agreement for any reason, upon one day’s written notice to the CBOT.

9.3 Automatic Termination. This Agreement will terminate automatically upon (a) the death of Licensee, if Licensee is an individual; or (b) the dissolution of Licensee, if Licensee is other than an individual.

10.	Consequences of Termination

10.1    Software. Upon or prior to the effective date of termination of this Agreement, for whatever reason, Licensee shall (a) immediately cease access to and use of the Licensed Products; and (b) at Licensee’s cost, either promptly return to the CBOT or its designee or, with the CBOT’s written consent, destroy and certify as destroyed, any Licensed Products and other CBOT Property within the Licensee’s possession and/or control of Licensee or any Contractor, including any Confidential Information of the CBOT. Licensee shall be responsible for any damage to or deterioration of the Licensed Products arising out of a breach by Licensee of this Agreement or any negligence or willful misconduct of Licensee, any Contractors, or the employees, officers or agents of Licensee or such Contractors provided, however, that Licensee (i) shall be required only to use reasonable efforts to return or destroy any CBOT Property (excluding any Software and any information and materials marked as “CBOT Restricted,” including, but not limited to, Restricted Documentation) located on Licensee’s electronic backup media created by such Licensee in the normal course of business; and (ii) shall be obligated to maintain the confidentiality of such information in accordance with the terms of Section 12 of this Agreement.

10.2    Payment. Upon any termination of this Agreement, Licensee shall pay to the CBOT any and all unpaid and outstanding amounts due hereunder through the effective date of termination.

10.3    Survival. The termination of this Agreement for any reason will not affect the accrued rights of the Parties or the right of either Party to sue for damages arising from a breach of this Agreement. Sections 1, 7, 10, 11, 12, 13, 14, 15, 16 (solely for the purpose of the repossession of the Licensed Products upon termination), 19, 21, 23, 24, 25, 26, 27, 28 and 30 will survive the termination of this Agreement.

11.	Proprietary Rights

11.1    CBOT Property. As between Licensee and the CBOT, all rights, title, and interest in and to the Licensed Products and the Trading System (other than Applications) and all parts thereof; all other materials and documentation whatsoever relating to the Licensed Products and/or provided by the CBOT to Licensee; all Confidential Information (as defined below) of the CBOT; Market Data; and all enhancements and upgrades to and modifications of the Licensed Products; including all copyrights, trademarks, and other intellectual property inherent in the foregoing or appurtenant thereto (collectively, “CBOT Property”) shall be and remain vested in the CBOT (or its licensors, as applicable). To the extent, if any, that ownership of CBOT Property does not automatically vest in the CBOT (or its licensors, as appropriate) by virtue of this Agreement or otherwise, Licensee hereby agrees to transfer and assign to the CBOT (or its licensors, as appropriate), all rights, title, and interest which Licensee may

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have in and to such CBOT Property. Licensee acknowledges that the CBOT shall have the right to provide to third Persons technology which is the same or similar to the Licensed Products. Licensee agrees, at its own cost, to do or cease to do all acts as the CBOT and/or its designee may direct, and to execute, or cause its employees, officers, agents or Contractors to execute, all such documents as the CBOT deems reasonably necessary or helpful to assure further the right, title, and interest of the CBOT (or its licensors) in and to such CBOT Property.

11.2    Licensee’s Property. As between Licensee and the CBOT, all rights, title, and interest in and to each Application and any additional property (other than the Licensed Products or other CBOT Property) used by Licensee hereunder and provided by Licensee (collectively, “Licensee’s Property”) shall be and remain vested in Licensee.

12.	Confidentiality

12.1    Confidential Information. Subject to Section 12.2, each Party shall treat as confidential all private, proprietary or confidential information (including, but not limited to, that information and those materials Licensee has obtained rights to use hereunder) which the CBOT and Licensee may receive or have access to during or prior to the performance of this Agreement (“Confidential Information”), and shall not divulge such Confidential Information: (a) to any Person other than to the employees, subcontractors, licensors, consultants or advisors of such Party who are subject to comparable confidentiality obligations and to whom such disclosure is necessary to facilitate the performance of this Agreement, without the other Party’s prior written consent; or (b) unless requested pursuant to a judicial or governmental request, requirement, or order under law, in which case, if not so prohibited by a regulatory or other governmental authority or an order of a court of competent jurisdiction, the receiving Party shall make the required disclosure and promptly notify the other Party of such request and related disclosure, except for routine regulatory requests.

12.2    Exclusions. Notwithstanding Section 12.1, Confidential Information will not include information (a) which is independently developed by the receiving Party or is lawfully received free of restriction from another source having the right to furnish such information; (b) which has become generally available to the public by acts not attributable to the receiving Party or its employees, agents or contractors; or (c) which, at the time of disclosure to the receiving Party, was known to the receiving Party free of restriction and evidenced by documentation in the receiving Party’s possession. In addition, the CBOT shall be entitled to disclose Confidential Information of Licensee to the Exchange, employees of the Exchange, consultants and advisors of the Exchange and any other Person who are subject to comparable confidentiality obligations and as may be necessary to facilitate the operation of the Exchange or comply with any contractual obligations of the CBOT relating to the operation of the Exchange.

12.3    Use of Licensee’s Name. The CBOT shall not use Licensee’s name for marketing or promotional purposes or other than as necessary in the ordinary course of business.

13.	Indemnification

Licensee shall defend, indemnify and hold the CBOT harmless, against all costs, claims, demands, expenses and liabilities of any nature whatsoever (including reasonable attorneys fees) (“Losses”) incurred or suffered by the CBOT or its agent(s) arising out of, or in connection with, any claim, demand, or cause of action which is based upon or arises out of: (a) the breach of this Agreement or any part hereof by Licensee; (b) the gross negligence or willful misconduct of Licensee or any

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Contractor; (c) Licensee’s Property or the CBOT’s use thereof; (d) the use of, inability to use, improper use of, or interference with any Application or the Trading System by Licensee, any Contractor, or any Customer of Licensee; or (e) any damages (including the Replacement Value thereof) to Licensed Products in the possession or control of Licensee or any Contractor.

14.	Disclaimer of Warranties

LICENSEE ACKNOWLEDGES THAT THE CBOT PROVIDES THE LICENSED PRODUCTS AND ACCESS TO THE INTERFACE AND THE TRADING SYSTEM “AS IS.” EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THE CBOT MAKES NO, AND HEREBY DISCLAIMS ALL, WARRANTIES, CONDITIONS, UNDERTAKINGS, TERMS OR REPRESENTATIONS, EXPRESSED OR IMPLIED BY STATUTE, COMMON LAW OR OTHERWISE, IN RELATION TO THE LICENSED PRODUCTS OR THE TRADING SYSTEM OR ANY PART OR PARTS OF THE SAME. THE CBOT SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. THE CBOT FURTHER DISCLAIMS ALL WARRANTIES, IMPLIED OR OTHERWISE, RELATING TO ANY THIRD PARTY MATERIALS.

15.	Liability

15.1    General Limitation. EXCLUDING A FINDING OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THE CBOT, THE AGENTS, SUBCONTRACTORS AND LICENSORS OF THE CBOT AND THE OFFICERS, DIRECTORS AND EMPLOYEES OF THE CBOT AND ITS AGENTS, SUBCONTRACTORS AND LICENSORS, SHALL HAVE NO LIABILITY, TO LICENSEE OR ANY OTHER PERSON, UNDER THIS AGREEMENT OR IN RELATION TO THE USE, PERFORMANCE, MAINTENANCE OR MALFUNCTION OF THE LICENSED PRODUCTS OR TRADING SYSTEM OR ANY COMPONENTS THEREOF, FOR ANY LOSSES OR OTHER DAMAGE OR INJURY, DIRECT OR INDIRECT, (INCLUDING, BUT NOT LIMITED TO, CONSEQUENTIAL, INCIDENTAL AND SPECIAL DAMAGES AND LOSS OF PROFITS, GOODWILL OR CONTRACTS), WHETHER ARISING FROM NEGLIGENCE OR BREACH OF CONTRACT OR OTHERWISE, AND WHETHER OR NOT SUCH PERSON (OR ANY DESIGNEE THEREOF) SHALL HAVE BEEN ADVISED OF OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF SUCH DAMAGES.

15.2    Aggregate Liability. In the event the limitation under Section 15.1 is found by a court of competent jurisdiction to be invalid, unlawful, or unenforceable, the entire aggregate liability of the CBOT, its agents, subcontractors, and licensors, and the officers, directors, and employees of the CBOT and its agents, subcontractors and licensors under or in connection with this Agreement will not exceed $10,000.

16.	Inspection and Disablement of the Licensed Products

The CBOT shall be entitled, and Licensee shall permit the CBOT, to have access to the Premises and the Licensed Products on the Premises during normal business hours to inspect, disable or repossess such Licensed Products or any part or parts thereof and/or to take such other action in connection with the Licensed Products as may be deemed desirable or necessary by the CBOT:

(a)	to determine whether Licensee is complying or has complied with its obligations under this Agreement;

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(b) to facilitate efforts to remedy any defect or error in the Licensed Products or any part or parts thereof; or

(c) in the event Licensee commits a material breach of its obligations under this Agreement.

Notwithstanding the foregoing, (i) the CBOT shall be entitled to prohibit Licensee’s access to the Licensed Products, to disable the Licensed Products, or to remove the Licensed Products from the Premises at any time and from time to time, provided that the CBOT shall, where practicable, use commercially reasonable efforts to give prior written notice to Licensee; and (ii) unless any such repossession or disablement is occasioned by Licensee’s breach of its obligations hereunder, the CBOT shall use good faith efforts to (x) return or reinstate the Licensed Products or the relevant part or parts thereof (as the case may be), or (y) as soon as reasonably practicable provide Licensee with replacement products that will function in all material respects with the repossessed or disabled Licensed Products (which will thereafter be “Licensed Products” hereunder).

17.	Assignment and Sublicensing

Except as expressly provided herein, Licensee shall not assign, sublicense, transfer, charge or part with the possession of the benefits and obligations of, this Agreement (including, but not limited to, the license granted under Section 2) without the prior written consent of the CBOT. The CBOT may assign its rights and obligations hereunder upon reasonable prior written notice to Licensee.

18.	Subcontractors

The CBOT shall be entitled to appoint such subcontractors as it shall deem fit to carry out the whole or any part of its obligations hereunder.

19.	Third Party Beneficiary

LIFFE shall be a third party beneficiary of this Agreement, thereby entitled to receive the rights of the CBOT (excluding those set forth in Sections 7 and 9), and enforce the provisions of this Agreement against Licensee, or any other Person, to the same extent as if LIFFE had been a signatory to this Agreement, in the courts and under the laws of the State of Illinois, without giving effect to the provisions, policies or principles of any state law relating to choice or conflict of laws. Notwithstanding the foregoing, nothing in this Agreement will impose directly upon LIFFE any of the obligations of the CBOT set forth herein.

20.	Force Majeure

Except for the payment of any amounts due hereunder, if the performance of this Agreement by either Party is prevented, hindered, delayed or otherwise made impracticable by reason of any Force Majeure Event, that Party shall be excused from such performance to the extent that it is prevented, hindered or delayed by such cause.

21.	Entire Agreement

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This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersedes all prior representations, agreements, negotiations and discussions between the Parties.

22.	Amendments

Except as expressly provided for herein, this Agreement may be amended only by an instrument in writing signed on behalf of each of the Parties and in compliance with law, provided, however, that such signature shall not include a signature by electronic device.

23.	Waiver

The failure of a Party to exercise or enforce any right conferred upon it by this Agreement shall not be deemed to be a waiver of any such right or operate so as to bar the exercise or enforcement thereof at any time or times hereafter.

24.	Notices

Except as otherwise expressly provided herein, all notices, certifications, requests, demands, payments and other communications hereunder: (a) shall be in writing; (b) may be delivered by certified or registered mail, postage prepaid; by hand; by facsimile; or by any internationally recognized private courier; (c) shall be effective (i) if mailed, on the date three (3) days after the date of mailing or (ii) if hand delivered, faxed, or delivered by private courier, on the date of delivery; and (d) shall be addressed as follows:

If to Licensee:

[address]

Attention:

If to the CBOT:

Board of Trade of the City of Chicago, Inc.
141 West Jackson Boulevard
Suite 600-A
Chicago, Illinois 60604
[Attention: ]

or to such other address or addresses as may hereafter be specified by notice given by one Party to the other.

25.	Remedies Not Exclusive

No remedy conferred by any provision of this Agreement is intended to be exclusive of any other remedy (including, but not limited to, any remedy or rights under the Rules), except as expressly provided in this Agreement, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity or by statute or otherwise.

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26.	Binding Provisions

This Agreement is binding upon, and shall inure to the benefit of, the Parties and their respective administrators, legal representatives, successors, and permitted assigns.

27.	Separability of Provisions

Each provision of this Agreement shall be considered separable; and if, for any reason, any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, unlawful, or unenforceable, such determination shall not affect the enforceability of the remainder of this Agreement or the validity, lawfulness, or enforceability of such provision in any other jurisdiction.

28.	Interpretations

References to sections and exhibits are to sections of and exhibits to this Agreement. The headings are inserted for convenience of reference only and shall not affect the construction of this Agreement. The masculine gender shall include the feminine and the singular shall include the plural, and vice versa.

29.	Further Assurances

The Parties shall execute all such further documents and do all such further acts as may be necessary to carry the provisions of this Agreement into full force and effect.

30.	Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without regard to conflicts of law principles. Any claim arising under or relating to this Agreement or the Trading System shall be brought only in the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois, Eastern Division, and the Parties hereby irrevocably submit to the exclusive jurisdiction of these courts in the respect thereto. Service of process shall be made in any manner allowed by applicable law. The United Nations Convention of Contracts for the International Sale of Goods shall not apply to this Agreement and is hereby disclaimed.

31.	Counterparts

This Agreement may be executed in any number of counterparts, and by the different Parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument. A complete set of counterparts shall be lodged with each Party.

[Remainder of page intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties have executed this Interface Sublicense Agreement as of the Effective Date.

LICENSEE

a(n)                  [Form of Entity]

By:

Name:

Its:

BOARD OF TRADE OF THE CITY OF CHICAGO, INC.,

a Delaware corporation

By:

Name:

Its:

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EXHIBIT A

1.	Premises

2.	Interface Software

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SCHEDULE F

SECURITY POLICY

1.	[**] and is known as (the “Remote Equipment”).

2.	As the Remote Equipment is located beyond the boundary of LIFFE’s physical control, LIFFE requires the CBOT when using the Remote Equipment to implement and adhere to, at all times, certain minimum security standards and policies as set out in the paragraphs below.

3.	Remote Equipment – Software

3.1.	The CBOT shall not install, modify, change, amend, upgrade, and remove any of the Software installed on the Remote Equipment unless prior written consent is obtained from LIFFE.

3.2.	The CBOT may only copy the Software to the extent permitted by the Software License Agreement.

3.3.	The CBOT shall not copy any other LIFFE provided Third Party Materials located on the Remote Equipment.

4.	Remote Equipment – Hardware

4.1.	The CBOT shall not install, modify, change, amend, upgrade, or remove any Remote Equipment hardware used in the delivery of any of services provided pursuant to the Managed Services Agreement unless prior written consent is obtained from LIFFE.

4.2.	The CBOT shall prohibit access to the Remote Equipment or any equipment located at the CBOT used in connection with the delivery of any services provided pursuant to the Managed Services Agreement unless a valid business reason requires such access. All such access must be recorded by the CBOT [**].

5.	Remote Equipment – User Ids

5.1.	The CBOT will request and have final authority to approve all User Ids.

5.2.	All User IDs must be unique and may only be allocated to a named Person who has a [**] to access the Remote Equipment.

5.3.	Each User ID must have a password for authentication.

5.4.	[**] which contain that information set forth in Paragraph 9.3 (the “ID Records”).

5.5.	Where it is possible to allocate different levels of privilege to a User ID, the CBOT must allocate the minimum level of privilege commensurate with the designated responsibilities of each individual’s job role.

5.6.	The CBOT must immediately revoke all privileges once access is no longer required to perform the function and immediately inform LIFFE of such revocation.

5.7.	All new User IDs must be authorized by an appropriately authorized representative of the CBOT and LIFFE.

5.8.	[**]. If [**] detects that a User ID has been inactive for [**], [**] will (i) notify [**] of such inactivity and (ii) with [**] consent, which consent shall not be unreasonably withheld or delayed, disable the User ID.

6.	Remote Equipment – Passwords

6.1.	The CBOT must ensure that all passwords are kept private by each Person and may not be revealed to any other Person.

6.2.	Passwords must not be [**] and must be constructed so as not to make them easy to discover.

6.3.	All passwords will expire after [**].

7.	Remote Equipment – Virus Control

7.1.	The CBOT should implement appropriate measures to minimize risk posed to the Remote Equipment by computer viruses. This includes but is not limited to:

[**]

7.2.	Upon detection of a suspected virus on any equipment and to access the Remote Equipment, the CBOT will use good faith efforts to immediately thereafter inform LIFFE describing the situation and the actions being taken to minimize and eradicate the virus.

8.	Remote Equipment – Internet and Email

8.1.	No Remote Equipment or other equipment used in connection with the monitoring of the market must have access to email or Internet resources such as the World Wide Web and electronic mail.

9.	Audit

9.1.	LIFFE reserves the right to perform an audit of the CBOT implementation of the LIFFE security policies by providing not less than [**] written notice.

9.2.	The CBOT shall provide all reasonable assistance to LIFFE to investigate and resolve any security incidents involving the Remote Equipment. This may include LIFFE staff access to the Remote Equipment.

9.3.	[**] Such records shall contain the following information:

[**]

9.4.	Audit trails must be protected against loss, corruption or change by ensuring:

[**]

10.	Security Policies Modification

10.1.	From time to time LIFFE may modify its security policies via the Change Request Procedures; provided, however, that in the event such modification is made as a result of an immediate threat to security, LIFFE may implement the modified policy forthwith.

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SCHEDULE G

THIRD PARTY SOFTWARE

[*18 pages omitted*]

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SCHEDULE H

[Intentionally deleted.]

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SCHEDULE I

FEES

“License Fee” means, collectively, the License Fees payable by the CBOT as are described in Parts 1, 2, 3.1 and 4 of this Schedule I.

Part 1 – Initial Term License Fee

The License Fee payable under this Agreement for the duration of the Initial Term in respect of the License granted pursuant to Section 2.1(a) and (b) of the main body of this Agreement (the “Original License”) is [**] which shall be paid as follows:

(a) The CBOT shall pay to LIFFE [**];

(b) LIFFE shall invoice the CBOT for [**]; and

(c) LIFFE shall invoice the CBOT for [**].

LIFFE acknowledges the CBOT’s payment in full of the above-described License Fee for the Original License, prior to the Amendment Effective Date.

Part 2 – Renewal Term License Fee

2.1	First Renewal Term. The License Fee payable for the Original License in respect of the Renewal Term immediately following the Initial Term (the “First Renewal Term”) shall be calculated as follows: [**] per annum adjusted by the greater of (a) [**] percent [**] per annum during the Initial Term or (b) the percentage change in the [**] as published by the [**] during the Initial Term, as measured by the change between the [**] number for the month before the month in which the Initial Term began and for the month before the month in which the first day of the First Renewal Term begins; provided that the License Fee shall not be adjusted by more than [**].

2.2	Second Renewal Term. The License Fee payable for the Original License in respect of the Renewal Term immediately following the First Renewal Term (the “Second Renewal Term”) shall be calculated as follows: the License Fee adjusted by the greater of (a) [**] percent [**] per annum during the First Renewal Term or (b) the percentage change in the [**] as published by the [**] during the Initial Term, as measured by the change between the [**] number for the month before the month in which the First Renewal Term began and for the month before the month in which the first day of the Second Renewal Term begins; provided that the License Fee shall not be adjusted by more than [**].

2.3	Payment. LIFFE shall be entitled to invoice the CBOT for the full amount of the License Fee for each Renewal Term [**].

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Part	3 – [**] Arrangement Related Fees

3.1	CBOT [**] Trading Fees.

(a)	Establishment of CBOT [**] Trading Fees. As between LIFFE and the CBOT, the CBOT shall have sole discretion (i) in the establishment of the CBOT [**] Trading Fees, and (ii) in regard to any fee holidays, fee reductions, other market related fee incentives, revenue shares with its members and/or customers, waivers, rebates, holidays or other concessions that may be granted with respect to trades of CBOT [**] Products matched on the CBOT Trading Facility. Without limiting the generality of the foregoing, nothing in this Agreement shall limit the right of the CBOT to set CBOT [**] Trading Fees in respect of the CBOT Electronic Exchange at levels that are different from the levels applicable to the CBOT Open Outcry Facility, or to set CBOT [**] Trading Fees [**]; provided that, in the event that the CBOT should, at any time, assess a combined fee for the provision of trade matching services and clearing services, respectively, then the proportion of such combined fee to be treated as CBOT [**] Trading Fees for the purposes of this Agreement shall be consistent with the CBOT [**] Trading Fees structure in existence immediately prior to the establishment of the combined fee.

(b)	Payment. Within thirty (30) days following the end of each calendar quarter subsequent to the [**] Arrangement Effective Date and during the term of this Agreement (or, in the event of any [**] Termination, until the effective date of termination of the obligations of Paragraphs 3.1 and 3.2 of this Schedule I), the CBOT shall pay to LIFFE, in U.S. Dollars and via wire transfer of immediately available funds to such bank account as LIFFE may specify, a royalty equal to (i) [**] of all CBOT [**] Trading Fee Revenue for trades executed in such calendar quarter minus (ii) [**] of any and all LIFFE [**] Trading Fee Revenue for trades executed in such calendar quarter (the “[**] Royalty”). If the [**] Royalty for any calendar quarter is an amount less than [**], then that amount may be carried forward and, at the CBOT’s election, credited against all or part of the [**] Royalty due in respect of subsequent calendar quarters. Each such payment shall be accompanied by a volume and revenue statement substantially in the form of the statement appended as Appendix 1 to this Schedule I.

(c)	Audit. LIFFE shall have the right to audit, or to engage an independent third party to audit, at LIFFE’s expense, the records of the CBOT relating to the CBOT [**] Trading Fee Revenue, during regular business hours and upon reasonable notice to the CBOT.

3.2	LIFFE [**] Trading Fees.

(a)	Establishment of LIFFE [**] Trading Fees. As between LIFFE and the CBOT, LIFFE shall have sole discretion (a) in the establishment of LIFFE [**] Trading Fees, and (b) in regard to any fee holidays, fee reductions, other market related fee incentives, revenue shares with its members and/or customers, waivers, rebates, holidays or other concessions that may be granted with respect to trades of LIFFE [**] Products. Without limiting the generality of the foregoing, nothing in this Agreement shall limit the right of the LIFFE to set LIFFE [**] Trading Fees [**]; provided that, in the event that the LIFFE should, at any time,

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assess a combined fee for the provision of trade matching services and clearing services, respectively, then the proportion of such combined fee to be treated as LIFFE [**] Trading Fees for the purposes of this Agreement shall be consistent with the LIFFE [**] Trading Fees structure in existence immediately prior to the establishment of the combined fee.

(b)	Notice. In the event that, subsequent to the [**] Arrangement Effective Date:

(i)	LIFFE lists [**] futures and/or options on futures on the LIFFE Market, or

(ii)	the average daily trading volume of [**] futures or options on futures contracts or of [**] futures or options on futures contracts traded on the LIFFE Market during any calendar quarter, commencing upon the first full calendar quarter subsequent to the [**] Arrangement Effective Date, exceeds [**],

LIFFE shall, within thirty (30) days following the listing of such [**] contracts or within thirty (30) days following the end of the relevant calendar quarter, as applicable, notify the CBOT of the U.S. dollar value of the LIFFE [**] Trading Fee Revenue for trades executed in such calendar quarter. Each such notice shall be accompanied by a volume and revenue statement substantially in the form of the statement appended as Appendix 1.

(c)	Audit. The CBOT shall have the right to audit, or to engage an independent third party to audit, at the CBOT’s expense, the records of LIFFE relating to the LIFFE [**] Trading Fee Revenue, during regular business hours and upon reasonable notice to LIFFE.

Part 4 – Hosting Fees

4.1 Establishment of Hosting Fee. Subject to Section 6.6 of the main body of this Agreement, the License Fee for the Hosting Arrangement (collectively, the “Hosting Fees”), shall, in respect of each Hosted Exchange, be as follows:

(a)	Hosting Fees.

(i)	For each calendar year during the period between the relevant Hosting Go Live Date and the remainder of the Term, or such portion thereof in the case of a partial calendar year (each such whole or partial calendar year, an “OYP”), the Hosting Fees shall be based on the number of contracts (round turn) in Hosted Products of such Hosted Exchange traded via the CBOT Electronic Exchange during such OYP (the “Electronic Volume”).

(ii)	In respect of the Kansas City Board of Trade and the Minneapolis Grain Exchange, the Hosting Fee shall additionally be predicated upon the total number of contracts (round turn) in all products of each such Hosted Exchange traded (whether via the CBOT Electronic Exchange, via the Hosted Exchange’s open outcry facility or otherwise) during such OYP (the “Total Volume”).

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(iii)	The Hosting Fee for each OYP during the Term shall be payable by the CBOT in quarterly installments, with the first payment due within thirty (30) days following the end of the first calendar quarter subsequent to the Hosting Go Live Date. Thereafter, payments will be due on each January 30, April 30, July 30 and October 30 of each year during the remainder of the Term.

(iv)	In respect of the Hosting Fee for each Hosted Exchange, (i) each quarterly Hosting Fee installment shall equal the Minimum Quarterly Payment in regard to such Hosted Exchange (as designated in Paragraph 4.2 below); and (ii) the quarterly Hosting Fee installment for such Hosted Exchange due thirty (30) days following the end of the fourth calendar quarter of each OYP shall also include an amount equal to the difference between (x) the Hosting Fee for the Hosted Exchange, as calculated in accordance with Paragraph 4.2, and (y) the sum of all Minimum Quarterly Payments made during the OYP.

(b)	Partial Periods.

(i)	In the event a Hosting Go Live Date falls on a date other than the first or last day of a calendar quarter, the Minimum Quarterly Payment payable by the CBOT with respect to such Hosted Exchange for such partial calendar quarter shall be prorated on the basis of the number of calendar days during such partial calendar quarter.

(ii)	In the event any OYP for a Hosted Exchange is less than a full calendar year, the Hosting Fee payable by the CBOT with respect to such Hosted Exchange for the partial year shall be prorated on the basis of the number of days during such partial year.

(c)	Audit. LIFFE shall have the right to audit, or to engage an independent third party to audit, at LIFFE’s expense, the records of each Hosted Exchange with respect to the Hosted Products, during regular business hours and upon reasonable notice to such Hosted Exchange.

4.2	Hosted Exchanges. The annual Hosting Fee payable with respect to each Hosted Exchange shall be calculated as follows:

(a)	Kansas City Board of Trade (“KCBT”)

The annual Hosting Fee payable in respect of KCBT shall be equal to:

(i)	if the Electronic Volume for Hosted Products of KCBT for the relevant OYP constitutes less than [**] of the KCBT’s Total Volume for such OYP, the sum of (x) [**] plus (y) [**] times the number of contracts (round turn) by which the relevant Electronic Volume exceeds [**], and

(ii)	if the Electronic Volume for Hosted Products of KCBT for the relevant OYP constitutes [**] or more of the KCBT’s Total Volume for such OYP, the sum of (x) [**] plus (y) [**] times the number of contracts (round turn) by which the relevant Electronic Volume exceeds [**].

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The minimum quarterly Hosting Fee installment (the “Minimum Quarterly Payment”) to be paid by the CBOT in respect of KCBT is (A) for each OYP during the Initial Term, [**] and (B) for each OYP during a Renewal Term, the greater of (x) the Minimum Quarterly Payment during the Initial Term and (y) such amount to be agreed upon by LIFFE and the CBOT, which amount shall be approximately commensurate to [**] of the Hosting Fees payable by the CBOT with respect to KCBT during the OYP immediately prior to the commencement of the applicable Renewal Term.

(b)	Minneapolis Grain Exchange (“MGEX”)

Initial Term

The annual Hosting Fee payable in respect of MGEX for the Initial Term shall be equal to:

(i)	if the Electronic Volume for Hosted Products of MGEX for the relevant OYP constitutes [**] or less of the MGEX’s Total Volume for such OYP, the greater of (x) [**] and (y) [**] times the relevant Electronic Volume, and

(ii)	if the Electronic Volume for Hosted Products of MGEX for the relevant OYP constitutes more than [**] of the MGEX’s Total Volume for such OYP, the lesser of (x) [**] and (y) [**] times the relevant Electronic Volume.

The Minimum Quarterly Payment to be paid by the CBOT in respect of MGEX for each OYP during the Initial Term is [**].

Renewal Term

The annual Hosting Fee payable in respect of MGEX for any Renewal Term shall be equal to:

(i)	if the Electronic Volume for Hosted Products of MGEX for the relevant OYP constitutes [**] or less of the MGEX’s Total Volume for such OYP, the greater of (x) [**] and (y) [**] times the relevant Electronic Volume,

(ii)	if the Electronic Volume for Hosted Products of MGEX for the relevant OYP constitutes more than [**]of the MGEX’s Total Volume for such OYP, and such Electronic Volume is less than or equal to [**], the greater of (x) [**] and (y) [**] times the relevant Electronic Volume,

(iii)	if the Electronic Volume for Hosted Products of MGEX for the relevant OYP constitutes more than [**] of the MGEX’s Total Volume for such OYP, such Electronic Volume is greater than [**], and the Parties have, by no later than six (6) months prior to the commencement of the applicable Renewal Term, agreed upon a reduced per contract fee to be applied in respect of those contracts in excess of [**] (the “Reduced Rate”), the sum of (x) [**]([**] times [**]) and (y) for that portion of

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the Electronic Volume in excess of [**], the number of contracts in excess of [**] times the Reduced Rate, and

(iv)	if the Electronic Volume for Hosted Products of MGEX for the relevant OYP constitutes more than [**] of the MGEX’s Total Volume for such OYP, such Electronic Volume is greater than [**], and the Parties have not agreed upon a Reduced Rate by no later than six (6) months prior to the commencement of the applicable Renewal Term, [**] times the Electronic Volume.

The Minimum Quarterly Payment to be paid by the CBOT in respect of MGEX for each OYP during a Renewal Term is the greater of (x) the Minimum Quarterly Payment during the Initial Term and (y) such amount to be agreed upon by LIFFE and the CBOT, which amount shall be approximately commensurate to [**] of the Hosting Fees payable by the CBOT with respect to the MGEX during the OYP immediately prior to the commencement of the applicable Renewal Term.

(c)	Winnipeg Commodities Exchange (“WCE”)

The annual Hosting Fee payable in respect of WCE shall be equal to the greater of (i) [**] and (ii) [**] times WCE’s Electronic Volume for such OYP.

The Minimum Quarterly Payment to be paid by the CBOT in respect of WGE is (A) for each OYP during the Initial Term, [**] and (B) for each OYP during a Renewal Term, the greater of (x) the Minimum Quarterly Payment during the Initial Term and (y) such amount to be agreed upon by LIFFE and the CBOT, which amount shall be approximately commensurate to [**] of the Hosting Fees payable by the CBOT with respect to WCE during the OYP immediately prior to the commencement of the applicable Renewal Term.

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APPENDIX 1

Monthly Volume And Revenue Statement

	Exchange-Traded [**] Volume (excluding EFPs)	[**] Trading Revenue (excluding EFPs)	[**] EFP Volume	[**] Trading Revenue for EFPs, if applicable
Total

	Exchange-Traded [**] Volume (excluding EFPs)	[**] Trading Revenue (excluding EFPs)	[**] EFP Volume	[**] Trading Revenue for EFPs, if applicable
Total

	Exchange-Traded [**] Volume (excluding EFPs)	[**] Trading Revenue (excluding EFPs)	[**] EFP Volume	[**] Trading Revenue for EFPs, if applicable
Total

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SCHEDULE J

[**] CONTRACT

January 2004

[**]

Trading Unit	[**]

Price Basis	[**]

Tick Size	One hundredth (0.01) of one point ([**]).

Daily Price Limits	None.

Contract Months	First three consecutive contracts in the Mar-Jun-Sep-Dec quarterly expiration cycle.

Delivery Day	[**]

Last Trading Day	[**]

Delivery Standard	[**]

Delivery Notification

Market participants with open short positions at close of trading on Last Trading Day must notify the exchange which debt instruments they will deliver by 8:00 pm CET (typically 1:00 pm Chicago time). [**]

Delivery Method

Delivery may be made via accounts at [**]. Delivery is versus payment on Delivery Day. For each individual sovereign debt class entailed in contract delivery, the product of (a) the contract settlement price on Last Trading Day and (b) the price at which the bond designated by the short for delivery would yield 6%, according to tables prepared and provided by the exchange, shall be used in determining the amount at which the short invoices the long. Any holiday, coinciding with Delivery Day, that bears upon an individual deliverable-grade sovereign debt class will entail delivery on the business day immediately following Delivery Day for the affected bonds only.

Trading Platforms	e-CBOT® and eSpeed.

Matching Algorithm	First in, first out on e-CBOT. Conventional bond market workup protocols on eSpeed.

Trading Hours	8:00 am to 9:00 pm CET (typically 1:00 am to 2:00 pm Chicago time), Mon through Fri.

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Position Limits and	No position limits. Minimum reportable position is 1,000 contracts.

Reportable Positions

Performance Bond	To Be Determined.

Ticker Symbols	To Be Determined.

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SCHEDULE K

eSPEED COVENANTS

“CBOT’s Electronic Futures Exchange” shall mean an electronic exchange operated by or for the benefit of CBOT, its majority-owned (directly or indirectly) subsidiaries (the “Subsidiaries”), its successors, and its associated clearing organizations, in each case for the trading and clearing of CBOT’s products, (1) where users of the electronic exchange (and/or their agents) can enter bids and offers which are matched by a computer, and (2) which CBOT makes available to its members and/or customers, CBOT controls primary access thereto, and CBOT must provide consent for a third party to gain access thereto. This definition includes One Chicago with respect to futures contracts on individual securities and narrow based security indices. Except with respect to CBOT, its successors, Subsidiaries, and associated clearing organizations, this definition does not include electronic futures exchanges in which CBOT may have an ownership interest, a controlling interest (whether by exercise of voting rights or through an exercise of other interests) and/or operational responsibility.

“Licensed Activities” shall mean an activity by which CBOT’s Electronic Futures Exchange is used to match bids and offers, together with associated clearing and compliance functions, in each case as defined in the ‘201 Patent. eSpeed and ETS agree that no license is required for the trading of commodities.

Conditioned upon the payment called for below, eSpeed grants to CBOT a worldwide, non-exclusive, non-transferable, paid-up license, (but without the right to sublicense), to make, have made, and use (but not to sell or offer for sale) an electronic marketplace for conducting Licensed Activities under United States Patent 4,903,201 (the ‘201 Patent) for the life thereof. For the avoidance of doubt, CBOT shall have the right to transfer this Agreement and license to the successor entities previously described in CBOT’s pending S-4 Registration Statement, provided such parties agree to be bound by all terms hereof and provided that all warranties and representations made herein can be made by such entities.

The license granted herein does not give CBOT the right to license, sell, or offer for sale any software that matches bids and offers for an electronic trading system to any third party, provided that CBOT may do so where proper pursuant to the terms of a license granted to a third party by eSpeed. For convenience of the parties and without resolving any legal issues concerning the following, the parties agree that none of the following shall constitute a sale or offer for sale of any invention claimed in the Patent: selling stock or memberships in the CBOT, leasing or selling equipment to be used with any CBOT’s Electronic Futures Exchange, or receiving monetary compensation for the use of CBOT’s Electronic Futures Exchange.

Notwithstanding anything to the contrary, the license granted herein shall not allow CBOT to process trades for any third party futures exchange, provided that CBOT may do so where proper pursuant to the terms of a license granted to a third party by eSpeed.

Nothing herein shall be construed to grant any license to (or constitute a waiver of exhaustion of rights with respect to) any intellectual property other than United States Patent no. 4,903,201, either explicitly or by implication.

For the rights and license granted herein, CBOT shall make a lump sum settlement payment (which includes a paid up license fee) to eSpeed of fifteen million dollars ($15,000,000). For the convenience of the parties, and as requested by CBOT, the lump sum settlement payment shall be payable to eSpeed in installments as set forth below:

(i) Within thirty (30) business days following the Effective Date, CBOT shall wire transfer to a bank account specified by eSpeed a first installment in the amount of five million dollars ($5,000,000); and

(ii) On each of the first, second, third, fourth, and fifth anniversaries of the Effective Date, CBOT shall wire transfer to a bank account specified by eSpeed a yearly installment in the amount of two million dollars ($2,000,000), the last such installment to be made on the anniversary of the Effective Date in the year 2007.

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SCHEDULE L

HOSTED PRODUCTS

MGEX

National Corn Index (NCI) futures and futures options

National Soybean Index (NSI) futures and futures options

Hard Winter Wheat Index (HWI) futures and futures options

Soft Red Wheat Index (SRI) futures and futures options

Spring Wheat Index (SWI) futures and futures options

Hard Red Spring Wheat (MW) futures and futures options

WCE

Canola futures and futures options

Feed Wheat futures and futures options

Western Barley futures and futures options

Flaxseed futures and futures options

KCBOT

Hard Winter Wheat futures and futures options

Value Line® futures and futures options

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SCHEDULE M

FORM OF GUARANTY

GUARANTY

This GUARANTY dated as of             , 200             (this “Guaranty”), is made by [Board of Trade of the City of Chicago, Inc. / CBOT Holdings, Inc.], a Delaware corporation (the “Guarantor”), for the benefit of LIFFE Administration and Management, a company incorporated in England and Wales (together with its successors and permitted assigns, “LIFFE”).

RECITALS

A.     [Electronic Chicago Board of Trade, Inc., a Delaware corporation / wholly owned exchange subsidiary of CBOT Holdings, Inc.] (“CBOT Sub”) is a wholly-owned subsidiary of Guarantor.

B.     LIFFE and the Guarantor have entered into a Software License Agreement, dated as of January 10, 2003 (the “Software License Agreement”).

C.     LIFFE and the Guarantor have entered into a Development Services Agreement, dated as of March 5, 2003 (the “Development Services Agreement”).

D.     LIFFE and the Guarantor have entered into a Managed Services Agreement, dated as of May 13, 2003 (the “Managed Services Agreement”) .

E.     LIFFE and the Guarantor have entered into a Relocation Services Agreement as of August 15, 2003 (the “Relocation Services Agreement”).

F.     LIFFE and the Guarantor are parties to that certain DSA Financing Agreement dated as of May 23, 2003 (the “Financing Agreement” and together with the Software License Agreement, the Development Services Agreement, the Managed Services Agreement and the Relocation Services Agreement, the “Transaction Documents”) .

G.     The Guarantor wishes to assign its rights and obligations under each of the Transaction Documents to CBOT Sub (the “Assignments”), provided that after giving effect to such Assignments, Guarantor will continue to be liable for the obligations under each of the Transaction Documents in its capacity as Guarantor hereunder.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and as a condition precedent to the Assignments and in consideration of the mutual covenants contained therein, the Guarantor hereby agrees as follows:

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1.    Guaranty of Obligations.

1.1    Guaranteed Obligations. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, for the benefit of LIFFE and each of LIFFE’s successors and permitted assigns (collectively, the “Beneficiaries”), the due and punctual performance, observance and payment by CBOT Sub of all of the covenants, agreements and obligations on the part of CBOT Sub to be paid or performed under each of the Transaction Documents or any document delivered in connection therewith or pursuant thereto, including, but not limited to, the due and punctual payment of all sums of every kind, nature and character which are or may become due and owing by CBOT Sub under the terms and provisions of each of the Transaction Documents, whether for fees, expenses, indemnified amounts or otherwise and for any reason whatsoever (all such covenants, agreements and obligations on the part of CBOT Sub to be paid or performed collectively, the “Guaranteed Obligations”). In the event that CBOT Sub shall fail in any manner whatsoever to perform or pay any of the Guaranteed Obligations in accordance with the terms of any of the Transaction Documents, then the Guarantor will perform or pay, or cause to be duly and punctually performed or paid, such Guaranteed Obligations. By its execution hereof, the Guarantor understands and agrees that this Guaranty is a guaranty of payment and performance and not merely a guaranty of collectibility.

1.2    Unconditional and Irrevocable. The Guarantor agrees that its obligations under this Guaranty shall be absolute, unconditional and irrevocable, irrespective of (i) the validity, enforceability, avoidance, subordination, discharge or disaffirmance of the Guaranteed Obligations or any of the Transaction Documents, (ii) the absence of any attempt to, or the inability to, collect the Guaranteed Obligations from CBOT Sub, (iii) any amendment or change to, or exchange or release of, the Guaranteed Obligations or any of the Transaction Documents, (iv) any law, regulation or order of any jurisdiction affecting any term of any of the Guaranteed Obligations or rights of any of Beneficiaries with respect thereto, (v) the failure by any of the Beneficiaries to take any steps to perfect and maintain perfected, or to preserve its rights to, its respective interest in any security or collateral related to the Guaranteed Obligations, (vi) any failure to obtain any authorization or approval from, or other action by, or to notify or make any filing with, any governmental authority or regulatory body that may be required in connection with the performance of the obligations hereunder by the Guarantor, or (vii) any impossibility or impracticability of performance, illegality, force majeure, any act of government or other circumstances which might constitute a defense available to or a discharge of CBOT Sub, or the Guarantor or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, in each case other than the payment and performance in full of the Guaranteed Obligations (other than contingent indemnification obligations).

1.3    Limitation. The Guarantor’s obligations under this Guaranty shall not be limited by any valuation, estimation or disallowance made in connection with any proceedings filed by or against the Guarantor or CBOT Sub under the United States Bankruptcy Code, as amended (the “Code”), whether pursuant to Section 502 of the Code or any other section thereof. None of the Beneficiaries shall be under any obligation to marshal any assets in favor of, against, or in payment of any or all of the Guaranteed Obligations. To the extent that CBOT Sub makes a payment or payments to any of the Beneficiaries, which payment(s) (or any portion thereof) is or are subsequently (i) invalidated, (ii) declared to be fraudulent or preferential, (iii) set aside and/or (iv) required to be repaid to CBOT Sub, or its estate, trustee or receiver or any other party, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Guaranteed Obligations, or part thereof which had been paid, reduced or satisfied by such amount, shall be reinstated and continued in full force and effect as of the date such initial payment,

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reduction or satisfaction occurred. The Guarantor waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty. The Guarantor’s obligations under this Guaranty shall not be limited if the Beneficiaries are precluded for any reason (including, without limitation, the application of the automatic stay under Section 362 of the Code) from enforcing or exercising any right or remedy with respect to the Guaranteed Obligations, and the Guarantor shall pay to the Beneficiaries, upon demand, the amount of the Guaranteed Obligations that would otherwise have been due and payable had such rights and remedies been permitted to be exercised.

2. Waiver. The Guarantor waives (a) promptness, diligence, notice of acceptance, notice of default by CBOT Sub, notice of the incurrence of any Guaranteed Obligation, and any other notice with respect to (i) any of the Guaranteed Obligations, (ii) this Guaranty, (iii) any of the Transaction Documents and (iv) any other document related to any or all of the foregoing, and (b) any requirement that the Beneficiaries exhaust any right or take any action against CBOT Sub, any other person or entity or any property. UNTIL THE GUARANTEED OBLIGATIONS (OTHER THAN CONTINGENT INDEMNIFICATION OBLIGATIONS) HAVE BEEN PAID IN FULL, THE GUARANTOR HEREBY AGREES THAT IT SHALL NOT ASSERT ANY RIGHT (WHETHER DIRECT OR INDIRECT) OF SUBROGATION (WHETHER CONTRACTUAL, UNDER THE CODE OR OTHERWISE) TO THE CLAIMS OF THE BENEFICIARIES AGAINST CBOT SUB, AND, UNTIL THE GUARANTEED OBLIGATIONS (OTHER THAN CONTINGENT INDEMNIFICATION OBLIGATIONS) HAVE BEEN PAID IN FULL, THE GUARANTOR HEREBY WAIVES ALL CONTRACTUAL, STATUTORY AND COMMON LAW RIGHTS OF REIMBURSEMENT, CONTRIBUTION OR INDEMNITY AND ANY AND ALL OTHER RIGHTS OF PAYMENT OR RECOVERY FROM CBOT SUB WHICH THE GUARANTOR MAY NOW HAVE OR HEREAFTER ACQUIRE.

3. Representations and Warranties. The Guarantor represents and warrants that (i) the execution, delivery and performance of this Guaranty by the Guarantor does not contravene or violate (a) the Guarantor’s organizational documents, (b) any law, rule, regulation or order binding on the Guarantor or its property, (c) any material agreement or instrument binding on the Guarantor or its property; (ii) this Guaranty has been duly executed and delivered on behalf of the Guarantor and is the legal, valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; (iii) it is duly formed, validly existing and in good standing under its jurisdiction of formation and is qualified and licensed to do business and is in good standing in each state in which the conduct of its business or its ownership of property requires that it be so qualified or licensed, except where the failure to be so qualified or licensed does not result in a Material Adverse Effect (as defined in the Finance Agreement) on Guarantor, (iv) it has the power and authority (corporate and otherwise) to execute and carry out the terms of this Guaranty, to own its assets and to carry on its business as currently conducted, (v) all written information relating to Guarantor that has been, or may hereafter, be prepared by Guarantor (or its agents) and delivered by Guarantor (or its agents) to LIFFE are accurate and complete in all material respects, and (vi) the Guarantor has adequate means to obtain from CBOT Sub, on a continuing basis, all information concerning the financial condition of CBOT Sub, and the Guarantor acknowledges that it is not relying on the Beneficiaries to provide such information, either now or in the future.

4. Costs. The Guarantor shall pay all reasonable costs and expenses (including attorneys’ fees and expenses) paid or incurred by any of the Beneficiaries in connection with the enforcement of this Guaranty or the prosecution or defense of any action by or against any of the Beneficiaries in connection with this Guaranty, whether involving the Guarantor or any other person or entity, including a trustee in bankruptcy. The Guarantor shall pay interest on all amounts owing by it under this Guaranty from and

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after the third day after demand therefor until such obligations are paid in full, at the rate of the lesser of (a) one and one half percent (1.5%) per month, or (b) the maximum amount allowed under applicable law. Such default interest shall be in addition to any default interest and late payment charges which have accrued and may continue to accrue under any of the Transaction Documents.

5. Term of Guaranty. This Guaranty shall terminate only after the payment in full of the Guaranteed Obligations (other than contingent indemnification obligations), it being understood that this Guaranty shall not have been terminated but shall remain in full force and effect if any payment(s) (or any portion thereof) made by CBOT Sub to any of the Beneficiaries is or are (i) subsequently invalidated, (ii) declared to be fraudulent or preferential, (iii) set aside and/or (iv) required to be repaid to CBOT Sub, or its estate, trustee or receiver or any other party, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, until such payment or payments are satisfied in full pursuant to Section 1.3 hereof.

6. Severability. Each provision of this Guaranty shall be considered separable. If, for any reason, any provision of this Guaranty is determined by a court of competent jurisdiction to be invalid, unlawful, or unenforceable, such determination shall not affect the enforceability of the remainder of this Guaranty or the validity, lawfulness, or enforceability of such provision in any other jurisdiction.

7. No Waiver. The failure of a Party to exercise or enforce any right conferred upon it by this Guaranty shall not be deemed to be a waiver of any such right or operate so as to bar the exercise or enforcement thereof at any time or times hereafter.

8. Remedies Not Exclusive. No remedy conferred by any provision of this Guaranty is intended to be exclusive of any other remedy, except as expressly provided in this Guaranty, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity or by statute or otherwise.

9. Interpretation. References to sections are to sections of this Agreement unless otherwise indicated. Section headings are inserted for convenience of reference only and shall not affect the construction of this Agreement. The masculine gender shall include the feminine and the singular number shall include the plural, and vice versa. Any use of the word “including” will be interpreted to mean “including, but not limited to,” unless otherwise indicated.

10. Governing Law; Waiver of Jury Trial. The validity and effectiveness of this Guaranty shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without giving effect to the provisions, policies or principles of any state law relating to choice or conflict of laws. Any legal action or proceeding with respect to this Guaranty may be brought exclusively in the Federal or state courts located in Chicago, Illinois, including the United States District Court for the Northern District of Illinois. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR IRREVOCABLY WAIVES, AND, IN ACCEPTING THE BENEFITS OF THIS GUARANTY, EACH OF THE BENEFICIARIES IRREVOCABLY WAIVES, ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY MATTER ARISING HEREUNDER.

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11. Counterparts. This Guaranty may be executed in two counterparts, each of which when so executed and delivered shall be deemed an original, and both of which together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of                          , 200            .

[Board of Trade of the City of Chicago, Inc. / CBOT Holdings, Inc.]

By:
Name: :
Title:
Accepted as of , 200 on behalf of the Beneficiaries:

LIFFE Administration and Management

By:
Name:
Its:

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